                              VAN ECK CHUBB FUNDS


                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998




                           CAPITAL APPRECIATION FUND
                               GLOBAL INCOME FUND
                           GOVERNMENT SECURITIES FUND
                             GROWTH AND INCOME FUND
                                TAX-EXEMPT FUND
                               TOTAL RETURN FUND







                         THE VAN ECK PARTNERSHIP SERIES

                              VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

I am pleased to present you with your mid-year report on the Van Eck/Chubb Funds. The markets were strong during the first six months of the year, particularly in light of the current low inflation environment. With this year's inflation rate averaging around the 2% mark, real return levels were excellent.

MID-YEAR REVIEW OF THE FINANCIAL MARKETS
During the first half of 1998, stock returns were higher than expected, particularly in the early part of the year. Most of this growth, however, was concentrated in the very largest companies, so it has not been a broad-based rise. Fixed income markets continued to be buoyed by strong demand from foreign investors leaving the uncertain Asian markets, as well as other factors described below.

A REVIEW OF U.S. EQUITY MARKETS
It has been a favorable but somewhat turbulent year thus far for the U.S. stock market, which continued its rise to record levels. The Dow Jones Industrial Average peaked at 9211.8 in May, and closed the mid-year at 8952 before heading upward again in July to a new peak. In contrast, just 18 months ago the Dow was at 6448.

As of June 30, the Dow was up 18.7% compared to a year ago and 14.2% relative to the prior six months. The S&P 500 and Nasdaq Composite posted growth of 17.7% and 20.7%, respectively, during the first half, while the S&P Mid-Cap Index was up 8.6%--reflecting the market's bias toward large-cap stocks. This same bias inflated the S&P 500's performance, since it is a market-weighted index and large companies have a disproportionate effect. If all companies in the index were given equal weighting, the S&P would be up approximately 12% for January through June 1998.

A REVIEW OF FIXED INCOME MARKETS
Globally, as expected, European bonds offered attractive returns during the first half of the year, though they tended to trail the U.S. over this time period. Within the European community, rates continued to converge in anticipation of January's European Monetary Union. Asia continues in turmoil, and our expectation is that the region will require a long time to work out its problems.

Domestic fixed income markets in the first half of 1998 reflected the strong U.S. economy and a passive Fed strategy. But the driving market force continued to be the "flight to quality" as foreign investors, particularly Asian, sought high-quality alternatives to those available in their own countries. The resulting heavy demand for 30-year Treasury bonds caused yields to fall to the 5.6% range compared to over 7% in the spring of 1997. This yield drop also reflected low long-term inflation expectations and a balanced federal budget.

LOOKING AHEAD
Our overall outlook is for moderate growth with low inflation. Double digit returns have been the norm over the past decade, but we believe that lowered expectations for all investors are more reasonable over the next ten years. Real returns (nominal return minus inflation), however, should continue to be attractive.

We are pleased to have been of service to you in the first half of 1998 and we look forward to helping you meet your investment objectives in the years ahead.

[O'Reilly Photo]

/s/ Michael O'Reilly
Michael O'Reilly
President
Van Eck/Chubb Funds
President and Chief Operating Officer
Chubb Asset Managers, Inc.

July 24, 1998

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Capital Appreciation Fund seeks long-term capital appreciation by investing primarily in equity securities of medium-capitalization U.S. companies that offer sound value. At least 65% of the Fund's assets are invested in companies with market capitalizations between $500 million and $2.5 billion. These are stocks that sell at a discount to the market in terms of several valuation measures--including price-earnings multiples--and that have solid future prospects (primarily defined as future earnings growth potential above the S&P 500 Index). Qualifying companies may also possess one or more of the following characteristics: a strong balance sheet, new products or markets, streamlined or re-engineered operations, and/or improved management.

The Van Eck/Chubb Capital Appreciation Fund posted a 6.4% gain in the first six months of 1998. This compares to the 8.6% returned by the S&P Mid-Cap Index and the 4.9% rise in the Russell 2000 for the first half. Our strong performance was fueled by an excellent first quarter in which we posted a 13.7% return and outpaced both of the indices. In the second quarter, a brutal market environment for small- and mid-cap stocks took its toll on overall returns and the mid-cap sector in general.

REVIEW OF THE U.S. EQUITY MARKET

Although U.S. stocks strongly appreciated in the first half of 1998, with the Dow peaking in May at 9211.8 and ending the half-year at 8952, smaller companies weakened in the second quarter as investors moved to large companies and away from smaller firms with perceived exposure to Asia. The irony in this situation was that many mid-cap companies have less exposure to Asia. Nonetheless, many small company stocks lost ground. The difference between large and small-cap performance increased over the first half.

For example, although the S&P 500 was up 3.3% for the second quarter, 70% of its stocks actually underperformed the average during this time. If the S&P 500 stocks were equally weighted, performance would have fallen by 0.9% during the second quarter of 1998. Through June 30, 1998, the S&P 500 was up 17.7% vs.
12% for the equally-weighted index.

This narrowing was also evident in the number of individual stocks underperforming the overall market. At mid-year, 34% of the S&P 500 stocks were actually down, with another 22% posting gains under 10%. This is clear evidence that market averages were dramatically skewed by the large-cap sector, and that the real story for many investors has been one of holding on while waiting for the market to return to normal. This bias toward size was not unexpected and we have seen these cycles happen before. We would rather find companies that deliver the same type of earnings numbers as the favored large-caps at the moment--or even a little bit less--as long as they are selling at a 40% to 50% discount. We are confident that the market will once again come to appreciate the relative attractiveness of mid-cap stocks, leaving us well-positioned to profit.

FUND REVIEW

The Fund returned 13.7% in the first quarter of the year but fell by 6.4% in the second quarter (versus a 2.1% fall for the S&P Mid-Cap Index and a loss of 4.7% in the Russell 2000 during the last three months of the half). In the first quarter, the Fund benefited from large premiums achieved during two takeovers involving our Echlin and American Bankers holdings, both of which were sold. Other strong first quarter performers included Brinker International, Owens-Illinois, York International and St. Jude Medical. During the second quarter, negative news for specific companies cyclical in nature and/or linked to Asian economies caused losses, primarily from Polaroid, Philip Services, OEA, MagneTek, Cabot, Bethlehem Steel and BMC Industries. Some of the better-performing holdings in the second quarter included C.R. Bard, Champion

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Enterprises, Storage Technology, American Standard and Commerce Group.

At mid-year, the Fund's portfolio was well-diversified in a dozen sectors and even more industries, with the heaviest concentrations held in capital goods such as medical products and supplies, machinery and containers (18.9% of net assets); natural resources such as chemicals, oil and gas and industrial metals (16.8%); and consumer goods such as housing, home furnishings and apparel (15.0%).

THE OUTLOOK

Equities in general continue to be buoyed by steady economic growth, high employment levels, low inflation, Fed policy and heavy demand. That being said, some of the mid- and small-cap range companies--particularly those related to technology and industrial sectors--are economically sensitive to unfolding events and could be facing softened demand. We are most likely looking at a period of slowing growth and declining small- and medium-cap earnings. As a result, we are taking this opportunity to reassess our holdings systematically to determine whether valuations are still attractive and whether growth prospects for each company and its markets have been or could be affected by Asia's woes.

On the plus side, it's a good time for capturing opportunity. Mid-caps that were cheap five or six months ago are selling at even more attractive levels now. Keep in mind, also, that not all of the news from Asia is bad: many domestic-oriented U.S. companies are benefiting from reduced competition and lower overseas labor costs. Our challenge will be to identify those companies whose long-term earnings growth potential and outlook have not been undermined by global events.

Though we will very carefully navigate the mid-cap market over the next six months, we remain firmly committed to the sector and to the value approach over the long term. We will continue to be a value buyer as long as there are companies that fit our stringent screens. Attractive industries for the second half of the year appear to include machinery and other capital goods, commodities and technology. Within those sectors, we will look closely at the merits of individual companies, and will likely invest in companies that are focused on the U.S. or Europe until we have a clearer view of the Asian situation.

Thank you for your investment in the Van Eck/Chubb Capital Appreciation Fund. We look forward to helping you meet your investment objectives in the future.

[Robert Witkoff Photo]

/s/ Robert Witkoff

Robert Witkoff
Senior Vice President
Chubb Asset Managers, Inc.

July 24, 1998

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
---------------------------------------------------------

                                AFTER
                               MAXIMUM   BEFORE
       AVERAGE ANNUAL           SALES     SALES
        TOTAL RETURN           CHARGE*   CHARGE
------------------------------------------------
A shares--Life (since 9/1/95)  21.3 %     23.4 %
------------------------------------------------
1 year                          9.1 %     14.6 %
------------------------------------------------
B shares--Life (since
  5/1/98)**                    (12.5)%    (7.9)%
------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

                     [Cap. App. Fund % of Portfolio CHART]

                                % OF PORTFOLIO++

                             Common Stock: 104.85%

                           Other Net Assets: (4.85)%

                                         % OF
TOP TEN EQUITIES                       PORTFOLIO
  Champion Enterprises, Inc.             4.82%
  Storage Technology Corp.               4.54%
  Bard (C.R.), Inc.                      3.98%
  Elsag Bailey Process Automation NV     3.72%
  Lafarge Corp.                          3.38%
  Ametek, Inc.                           3.35%
  Cleveland-Cliffs Inc.                  3.32%
  Bethlehem Steel Corp.                  3.25%
  Wolverine Tube, Inc.                   3.21%
  Brinker International, Inc.            3.20%

                                         % OF
TOP TEN INDUSTRIES                     PORTFOLIO
  Medical Supplies & Services           10.93%
  Industrial Metals                     10.56%
  Computer Products & Services           9.43%
  Building Materials & Tools             5.96%
  Restaurants                            5.17%
  Building & Construction                4.82%
  Chemicals/Fertilizer                   4.34%
  Electrical Equipment                   3.94%
  Industrials                            3.82%
  Instruments                            3.72%


++ As a percentage of total net assets at June 30, 1998.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Global Income Fund seeks capital appreciation and a steady flow of dividend income by investing primarily in high-grade U.S. and international debt securities.

The first half of 1998 proved to be a strong performance period for the Van Eck/Chubb Global Income Fund. The Fund returned 4.1%, compared to 2.8% posted by the benchmark Salomon Smith Barney World Government Bond Index (WGBI).

ECONOMIC OVERVIEW

European growth in the first half of 1998 remained resilient, and we anticipate continued growth at a non-inflationary tempo. U.S. growth remained healthy, but there are recent indications this may ease somewhat in the second half. Japan has entered a recession that we believe will last for some time, as discussed in the President's Letter.

MARKET AND CURRENCY PERFORMANCE

The Asian crisis continues to be a major factor in the world's bond markets. With the Japanese government failing to take decisive action, investors continued their flight to U.S. markets and the yen weakened. However, following the recent resignation of the prime minister, the election of his successor could accelerate the reform process and improve market conditions.

All of the major bond markets produced positive returns in the first half of 1998. However, for the dollar-based investor, currency weakness eroded returns in some markets, especially Japan. The UK bond market was the strongest of the major markets. European bond yields fell to record lows, taking their cue from the U.S., where steady economic growth, benign inflation and falling commodity prices provided strength to the bond market.

Short-term interest rates in the European community continued to converge as the marketplace anticipated the new single monetary unit (the Euro) in January 1999. The UK was the only major economy to raise interest rates during the second quarter, a move taken by the Monetary Policy Committee to dampen inflationary pressures.

There was a global trend of reduced supply in government paper as a result of improved fiscal conditions. At the same time, there was a flight to these high-quality sovereign bonds by investors avoiding risk in the Far East. Lower rates and less government supply encouraged corporate bond issuance, resulting in a widening of the yield spread between government and private sector bonds.

FUND REVIEW

As noted, the Fund substantially outperformed the benchmark index in the first half. The following policies contributed to this performance:

- MARKET WEIGHTING: In general, the Fund was more heavily weighted in U.S. and European bonds than the WGBI, and underweight in Japanese securities. The Fund especially benefited from the latter.

- LONGER DURATIONS: The Fund benefited from our policy of maintaining a longer average duration than the WGBI, so that the Fund captured positive returns from falling yields.

- EMPHASIS ON CREDIT QUALITY: Our emphasis on quality was a factor in the Fund's strong performance. We maintained a heavy bias toward high credit quality, investing most of the portfolio in the major government bonds. In addition, some diversification was provided by selective opportunities in corporate and emerging market securities.

- CURRENCY POSITIONS AND HEDGING: Through active currency management, we were able to add value to the Fund.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

THE OUTLOOK

From a sector standpoint, we believe that government paper will continue to outperform comparable corporates in the months ahead. Consequently, we plan to maintain our focus on high-quality government issues over corporates. We will look to the emerging markets for yield opportunities, but will remain prudent about exposure. In general, bond yields continue to be attractive due to steady growth and low inflation.

On the currency front, we look for a period of short-term volatility while the U.S. dollar and Deutschemark consolidate their gains. We are maintaining our negative outlook for the yen.

Thank you for your investment in the Van Eck/ Chubb Global Income Fund. We look forward to continuing to help you meet your investment objectives.


[R.C.P. Brookhouse Photo]   [M. D. Raines Photo]

/s/ Roger C.P. Brookhouse   /s/ Marjorie D. Raines
Roger C.P. Brookhouse       Marjorie D. Raines
Senior Vice President       Senior Vice President
Chubb Asset Managers, Inc.  Chubb Asset Managers, Inc.

[E. C. Fishwick Photo]

/s/ Emma C. Fishwick
Emma C. Fishwick
Vice President
Chubb Asset Managers, Inc.
July 24, 1998

---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
---------------------------------------------------------

                                  AFTER
                                 MAXIMUM   BEFORE
        AVERAGE ANNUAL            SALES     SALES
         TOTAL RETURN            CHARGE*   CHARGE
--------------------------------------------------
A shares--Life (since 9/1/95)     2.9 %      4.7 %
--------------------------------------------------
1 year                           (0.7)%      4.3 %
--------------------------------------------------
B shares--Life (since 5/1/98)**  (5.5)%     (0.5)%
--------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

                   [Global Income Fund % of Portfolio CHART]

                                % OF PORTFOLIO++

                   Government and Agency Obligations: 83.24%
                   Corporate Bonds:                   10.73%
                   Short-Term Obligations:             3.98%
                   Other Net Assets:                   2.05%

                               TOP TEN COUNTRIES
                                 United States
                                     France
                                 United Kingdom
                                    Germany
                                     Japan
                                     Sweden
                                     Italy
                                  Netherlands
                                     Spain
                                     Mexico

                               PORTFOLIO DURATION
                                   6.0 YEARS

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   9.1 YEARS

      ++ As a percentage of total net assets at June 30, 1998.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Government Securities Fund seeks to earn a high level of income consistent with the preservation of capital value. The Fund is invested only in debt instruments that are issued, guaranteed or collateralized by the U.S. Government, its agencies or instrumentalities. The Fund will typically be invested in a combination of U.S. Treasury notes and bonds, government agency debentures and/or government agency mortgage-backed securities, such as those issued by "Fannie Mae" or "Freddie Mac."

We are pleased to report that in the first half of 1998, the Van Eck/Chubb Government Securities Fund achieved a 3.5% return. This return reflects the reinvestment of monthly dividends and price appreciation. Our conservative maturity strategy and prudent security selections helped us to perform in line with the Lipper General and Intermediate U.S. Government Bond Fund Indices during a time of low volatility in the bond market.

REVIEW OF THE MARKET

As was the case in 1997, secular or long-term economic forces continued to outweigh cyclical or short-term dynamics. Based on conventional wisdom, cyclical forces should have exerted upward pressure on inflation and interest rates by this point in the business cycle. Economic expansion is in its eighth year, the economy is still very strong, labor markets are tight, stock values have grown tremendously, and pricing pressures are building in certain areas of the economy. Despite all of these factors, inflation has been subdued. With the help of falling import prices due to Asia's currency devaluations and a strong dollar, the rise in the Consumer Price Index (CPI) is unchanged from year-end 1997 at 1.7% on a year-over-year basis.

The most important determinants of value in the bond market are current inflation and future expectations of inflation. The present benign inflationary environment has certainly provided the major backdrop, allowing interest rates to fall to their current low levels. In addition, the problems in Asia have created a "flight to quality" bid for the U.S. bond market as well as provided additional fuel for secular global competition in goods prices, which has helped to keep inflation low despite domestic cyclical pressures. Also, the strong U.S. economy combined with capital gains from an historic bull market in stocks to result in the first federal budget surplus in more than a generation. This means less issuance of government bonds. These factors allowed interest rates to fall approximately 25 basis points (.25%) during the first half of 1998. The good news for incumbent bond investors when yields fall, of course, is the resulting capital gains when the values of existing bonds rise thanks to their relatively higher yields.

FUND REVIEW

The Fund continues to be diversified among Treasuries, mortgage-backed securities and putable Agency debentures. The putable TVA debentures should act as a valuable protective device for the Fund, and should help Fund performance if interest rates rise or fall sharply.

As noted above, the Fund's performance was in line with other funds in its peer group in the first half of 1998.

On June 30, 1998, the Fund had about 8% of its total net assets invested in Treasury notes, 45% in agency securities and 46% in putable TVA debentures, with the remainder in cash equivalents. This represents a shift to a stronger position in TVA issues, which comprised about one-third of the portfolio at the end of 1997.

PORTFOLIO OUTLOOK

We look for the factors that have driven the markets in recent years to continue. The real interest rate (nominal rate adjusted for inflation) on 30-year Treasuries stood at 4.2% at year-end 1997

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

and is currently 4.0%. Before 1980, real interest rates were rarely above 3.0%. Those earlier periods included many cycles with either balanced or surplus Federal budgets such as we have now. So, there remains good value in the bond market based on longer-term historical valuations.

In closing, we thank you for your investment in the Van Eck/Chubb Government Securities Fund. We look forward to helping you meet your investment objectives in the future.


[Gertsman Photo]          [Geyer Photo]

/s/ Ned I. Gerstman       /s/ Paul R. Geyer
Ned I. Gerstman           Paul R. Geyer
Senior Vice President     Vice President
Chubb Asset Managers, Inc. Chubb Asset Managers, Inc.

July 24, 1998

---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
---------------------------------------------------------

                                  AFTER
                                 MAXIMUM   BEFORE
        AVERAGE ANNUAL            SALES     SALES
         TOTAL RETURN            CHARGE*   CHARGE
--------------------------------------------------
A shares--Life (since 12/1/87)    8.4 %       8.9%
--------------------------------------------------
10 years                          8.3 %       8.8%
--------------------------------------------------
5 years                           5.4 %       6.4%
--------------------------------------------------
1 year                            4.9 %      10.1%
--------------------------------------------------
B shares--Life (since 5/1/98)**  (3.5)%       1.5%
--------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

               [GOVERNMENT SECURITIES FUND % OF PORTFOLIO CHART]

                                % OF PORTFOLIO++

                              U.S. Government and
                           Agency Obligations: 99.3%

                             Other Net Assets: 0.7%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   10.7 YEARS

                               PORTFOLIO DURATION
                                   5.1 YEARS

                                30-DAY SEC YIELD
                                     5.28%*

                                 *A Shares only

++ As a percentage of total net assets at June 30, 1998.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Growth and Income Fund primarily seeks long-term capital appreciation by investing in stocks of leading large- and medium-capitalization U.S. companies. The Fund's manager looks for value by investing in established companies that are selling at a discount to the market in terms of several measures--including price-earnings ratios--and that have solid future prospects (primarily defined as future growth potential above the S&P 500 Index). This strategy helps keep the Fund's volatility below that of the U.S. stock market in general. As a secondary objective, the Fund also seeks a reasonable level of current income through stock dividends.

Despite a difficult second quarter, the Van Eck/Chubb Growth and Income Fund posted an 11.7% gain in the first six months of 1998. This compares to the 9.4% returned by the broader Lipper General Equity Fund Index and the 11.5% averaged by the Lipper Growth & Income Fund Index. In contrast, the S&P 500 was up 17.7% during this time, while the Dow gained 14.2%.

REVIEW OF THE U.S. EQUITY MARKET

As detailed in the President's Letter, U.S. stocks have risen substantially in the first half of 1998, with the Dow peaking in May at 9211.8 and ending the first half at 8952. Equities continue to be buoyed by steady economic growth, high employment levels, low inflation, Fed policy and heavy demand for large-capitalization stocks.

However, with many large-cap stocks selling at a 50% premium due to heavy demand by skittish investors, market averages have been skewed by this sector. The disparity between large and small-cap performance grew more pronounced as the year progressed. For example, though the S&P 500 was up 3.3% for the second quarter, 70% of its stocks actually underperformed during this time and, indeed, for the first six months of the year. If the S&P 500 stocks were equally weighted, performance would have fallen by 0.9% during the second quarter of 1998. What this has meant for diversified investors in general is that top performers tended to perform very well, but results were inevitably tempered by a large number of disappointments.

FUND REVIEW

The Fund's performance during the first half can be attributed to a strong showing in the first quarter with a return of 13.2%. The second quarter proved to be a challenge, with the Fund falling 1.3% versus a rise of 3.3% for the S&P
500. In both cases, performance was largely defined by the market's infatuation with large-cap stocks. On the plus side, some of our better-performing stocks turned out to be Equitable, Owens-Illinois, Chase Manhattan Corp., Merrill Lynch, Black & Decker and Ford. Holdings with more economic ties to Asia came off their first quarter highs, although most remained positive year to date. These included Philips Electronics, Lafarge, Tektronix and United Technologies.

At mid-year, the Fund's portfolio was well-diversified, with the heaviest concentrations held in finance-related industries (30.0%), consumer goods (14.2%) and transportation (11.2%).

PORTFOLIO OUTLOOK

The macro-environment remains solid for stocks, with continued low inflation, moderate GDP (Gross Domestic Product) growth, low interest rates, decent corporate profits and steady demand for equity funds. We are holding steady in our strategy and taking the opportunity to re-examine our holdings thoroughly. Not all of the news from Asia is bad: many domestic-oriented U.S. companies are benefiting from reduced competition and lower overseas labor costs. But for now, we are looking to those less affected by Asia and more focused on the U.S. or Europe.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Thank you for your investment in the Van Eck/ Chubb Growth and Income Fund. We look forward to helping you meet your investment objectives in the future.

[Robert Witkoff Photo]

/s/ Robert Witkoff
Robert Witkoff
Senior Vice President
Chubb Asset Managers, Inc.

July 24, 1998
---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
---------------------------------------------------------

                                  AFTER
                                 MAXIMUM   BEFORE
        AVERAGE ANNUAL            SALES     SALES
         TOTAL RETURN            CHARGE*   CHARGE
--------------------------------------------------
A shares--Life (since 12/1/87)   16.3 %     16.9 %
--------------------------------------------------
10 years                         15.7 %     16.2 %
--------------------------------------------------
5 years                          18.3 %     19.5 %
--------------------------------------------------
1 year                           13.4 %     19.0 %
--------------------------------------------------
B shares--Life (since 5/1/98)**  (8.9)%     (4.1)%
--------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

                 [Growth and Income Fund % of Portfolio CHART]

                               % OF PORTFOLIO ++
                             Common Stocks: 100.93%
                           Other Net Assets: (0.93)%



                                        % OF
TOP TEN EQUITIES                      PORTFOLIO
Black & Decker Corp.                    4.04%
Hasbro, Inc.                            3.72%
Owens-Illinois, Inc.                    3.59%
Equitable Companies, Inc.               3.47%
Banc One Corp.                          3.25%
Praxair, Inc.                           3.10%
United Technologies Corp.               3.06%
Lafarge Corp.                           2.97%
Nike, Inc.                              2.90%
Tenet Healthcare Corp.                  2.89%

                                        % OF
TOP TEN INDUSTRIES                    PORTFOLIO
Financial Services                     11.86%
Insurance                               9.95%
Banking                                 8.16%
Electronics                             8.10%
Building Materials & Tools              7.00%
Autos, Trucks & Parts                   6.81%
Hospital Management                     5.75%
Toys                                    5.43%
Oil & Gas--Integrated                   4.91%
Transportation & Shipping               4.43%


++ As a percentage of total net assets at June 30, 1998.

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Tax-Exempt Fund seeks a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital. The Fund's managers perform rigorous credit analysis in selecting tax-exempt bonds from across the U.S. The Fund emphasizes investment-grade securities, including general obligation and revenue-backed bonds.

We are pleased to report that the Van Eck/Chubb Tax-Exempt Fund gained 2.6% in the first six months of 1998. This figure includes price appreciation and the reinvestment of monthly dividends. In comparison, the benchmark Lehman Brothers Municipal Bond Index gained 2.7% over the same time period, while the Lipper General Municipal Debt Fund Index gained 2.5%.

MUNICIPAL MARKET OVERVIEW

Municipal supply climbed 51% during the first half of 1998 compared to the prior year period, primarily reflecting the favorably low interest rate environment. During this period, Treasury supply declined as a result of the shrinking Federal deficit and a reduced need for borrowing. Demand for U.S. Treasury securities increased with "safe haven" buying from Asian investors fleeing economic turmoil. The yield on the long Treasury bond fell to the lowest levels seen since the U.S. Government started selling 30-year bonds in 1977. From a rate of 5.84% at the beginning of 1998, the yield declined to an all-time low of 5.57% and ended the second quarter of the year at 5.63%.

Municipal bond yields, on the other hand, were more stable, reflecting the increase in supply versus last year and subdued demand from retail investors. As a result, the Bond Buyer 20 yield declined only slightly from 5.15% at the start of the year to 5.14% at the end of June. The negligible decline in municipal yields in the context of the dramatic fall in Treasury yields boosted the ratio between the two indicators from 88.2% at the start of the year to 91.3% at the end of June.

Municipal yields in relation to Treasury yields are currently at their most attractive ratios in recent history. Given the differing technical pictures of the two markets, it appears that the high municipal ratios may persist for some time. Moreover, the strong national economy has helped the municipal market to enhance its solid credit profile, as rating upgrades have widely exceeded downgrades.

FUND REVIEW

At the outset of 1998, the Fund employed a "barbell" maturity strategy. That is to say, we purchased selected higher-yielding bonds at the short end of the maturity curve in order to capture incremental yield, while also investing in high-grade, long-term bonds to boost total return performance. This strategy has proved effective by positioning the portfolio for both up and down markets, and we intend to maintain it going forward.

From a sector standpoint, we emphasized high-quality multi-hospital groups during the first half of 1998, particularly larger organizations that can capitalize on economies of scale and steady patient referrals. For example, during the second quarter, we purchased the insured bonds of Holy Cross Health System, a highly regarded multi-hospital group based in Indiana. We were not alone in our focus--the hospital component of the Lehman Municipal Bond Index was the best-performing revenue bond sector during the reporting period. We also continue to focus selectively on electric utilities with low fixed costs, low rates relative to regional competition, strong management and vibrant, well-diversified service areas.

Geographically, we have emphasized holdings in New York, where credit trends continue to be very favorable. Our New York statewide holdings were 15.1% of the portfolio at the close of the second

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

quarter--our largest state weighting. Both New York State and New York City have recently been upgraded and have strongly improved finances. New York was the second-highest performing state on a year-to-date basis within the Lehman Municipal Bond Index. We also favorably view both Texas and Indiana as a result of their robust economies and strong fiscal positions. Holdings in these two states together account for 17.5% of the portfolio.

PORTFOLIO OUTLOOK

We will continue to emphasize the health care, transportation and electric utility sectors going forward. Well-managed multi-hospital groups can be expected to sustain their recent pattern of improving finances and credit upgrades. New bond issues for airports and toll roads are expected to be plentiful, owing to long-delayed infrastructural needs. This will provide an opportunity for attractive new purchases in the transportation sector. Our existing positions in the electric utility sector should continue to perform well because supply and demand factors continue to be extremely positive for the sector. New money issues will be limited because there is little need to finance new power plant construction.

We will also maintain our focus on New York, Texas, Indiana and other states in the Midwest such as Illinois. We anticipate a healthy supply of New York new issues during the balance of the year, combined with favorable trading performance. Texas is now the second most populous state, with a booming economy and substantial expected bond financing.

Finally, the strong national economy should continue to create credit upgrade opportunities through the end of the year, which would potentially enhance the value of the Fund. As we maintain the "barbell" portfolio structure, we will remain mindful of upgrade possibilities and seek out value. At the same time, given the currently narrow yield spread environment, we are comfortable with our primary focus on high-grade securities and intend to continue investing primarily in top-rated bonds.

As many of you realized all too well in April, marginal tax rates may have fallen from their peak levels, but effective tax rates remain high--and the number of allowable deductions has gone down. Municipals remain one of the few tax-advantaged alternatives open to investors today. Given that a 5.0% tax-exempt yield translates into the equivalent of an 8.3% taxable yield for investors in the top 39.6% federal income tax bracket, we are very pleased to be bringing you the level of income we achieved during the first half of 1998.

We thank you again for your participation in the Van Eck/Chubb Tax-Exempt Fund and we look forward to helping you meet your investment objectives in the year ahead.

[F. W. Gaetner Photo]       [Thomas J. Swartz, III Photo]

/s/ Frederick W. Gaertner   /s/ Thomas J. Swartz, III

Frederick W. Gaertner       Thomas J. Swartz, III
Senior Vice President       Vice President
Chubb Asset Managers, Inc.  Chubb Asset Managers, Inc.

July 24, 1998

                         VAN ECK/CHUBB TAX-EXEMPT FUND
------------------------------------------------------------------------------

---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
---------------------------------------------------------

                                  AFTER
                                 MAXIMUM   BEFORE
        AVERAGE ANNUAL            SALES     SALES
         TOTAL RETURN            CHARGE*   CHARGE
--------------------------------------------------
A shares--Life (since 12/1/87)    7.8 %       8.3%
--------------------------------------------------
10 years                          7.5 %       8.0%
--------------------------------------------------
5 years                           4.7 %       5.8%
--------------------------------------------------
1 year                            3.2 %       8.3%
--------------------------------------------------
B shares--Life (since 5/1/98)**  (3.6)%       1.4%
--------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

[Tax-Exempt Fund % of Portfolio CHART]

                                % OF PORTFOLIO++

                            Municipal Bonds: 96.89%
                            Other Net Assets: 3.11%

                               PORTFOLIO QUALITY

          RATING                                       % OF PORTFOLIO
     ----------------                                  --------------
           AAA                                              47.77%
            AA                                              20.09%
            A                                               17.18%
           BAA                                               8.70%
            BA                                               2.74%
            B                                                  --
         Below B                                               --
     Not Available                                           3.52%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    17 YEARS

                               PORTFOLIO DURATION
                                   7.8 YEARS

                                30-DAY SEC YIELD
                                     3.71%*

                                 *A Shares only

++ As a percentage of total net assets at June 30, 1998.

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Total Return Fund seeks to provide both income and capital appreciation using a strategic combination of high-quality bonds and common stocks of large- and medium-capitalization companies. Stocks are selected using a value approach. The Fund's managers monitor and adjust the asset mix based on continuous analysis of the financial markets. In most market conditions, 60% to 70% of the Fund's assets are invested in common stocks.

The Van Eck/Chubb Total Return Fund has had a positive year thus far in 1998. Overall, the Fund returned 7.8% during the first six months, compared to a peer group average of 9.8% as measured by the Lipper Balanced Fund Index. Performance reflects favorable stock and bond climates. The U.S. stock market was up 17.7% from December 31, 1997 through June 30, 1998 as measured by the S&P 500, while bonds gained 4.0% as measured by the Salomon Smith Barney Investment-Grade Bond Index.

REVIEW OF THE U.S. EQUITY AND
FIXED INCOME MARKETS

As detailed in the President's Letter, U.S. stocks performed very well in the first half of 1998, with the Dow peaking in May at 9211.8 and ending the first half at 8952. Equities continue to be buoyed by steady economic growth, high employment levels, low inflation, Fed policy and heavy demand for large-capitalization stocks. The effect of this demand was to push up prices of large-cap stocks, many of which are selling at a 50% P/E premium to the market average.

Positive conditions within the U.S. bond market during the first half of 1998 reflected a sturdy U.S. economy, strong U.S. dollar, Fed strategy, a "flight to quality" by investors and a vanishing Federal deficit. This resulted in 30-year Treasury bond yields averaging around 5.6% by the spring of 1998, well below last year's 7%. Lack of supply in the government sector and lower yields inspired corporate issuers to fill the market void, leading to a widening in the yield spread between the two sectors.

FUND REVIEW

Performance was particularly strong during the first quarter of the year due to such equity holdings as United Technologies, Lafarge, Borg-Warner Automotive, Philips Electronics, Ford Motor Company, Owens-Illinois and Federated Department Stores. However, heavy demand for large-caps also pushed market values as a whole well beyond what we viewed as a favorable opportunity range and so we added only one stock holding during this time--Phillips Petroleum. We took advantage of the opportunity to capture gains and divest the portfolio of IBP, Mellon Bank, Owens Corning, LaSalle Re and Singer.

The second quarter proved more challenging. At the beginning of the year, we had increased the Fund's bond holdings from minimal levels to reduce volatility and because a risk-reward analysis indicated that bonds were excellent values. When stocks did better than bonds in the first half of the year, our performance lagged behind market averages somewhat. As the Fund's goal is to provide consistent, high-quality, long-term performance, we ignore short-term dips in the middle of a longer cycle. Recently, bonds began to perform more strongly.

We began 1998 with approximately 64% of the Fund's net assets invested in common stock, 26% in U.S. government obligations and 9% in high-grade corporate bonds. At mid-year, approximately 69% was in equities, about 27% was in U.S. government obligations and 9% was in corporate bonds. Mid-year equity holdings were heavily concentrated in finance, natural resources and, to a lesser extent, transportation and selected consumer goods.

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

PORTFOLIO OUTLOOK

Going forward, we plan to increase the Fund's bond position using new cash flow only, to avoid selling stocks that we like and generating unnecessary capital gains.

There is also value in selected common stocks such as machinery, capital goods, commodities and technology, where careful analysis should prove fruitful.

When it comes to the fixed-income sector, we intend to stay with quality, with an emphasis on Treasuries and corporates. Given the maturity of the current business expansion, this is not the time to downgrade.

In closing, we thank you for your investment in the Van Eck/Chubb Total Return Fund. We look forward to helping you meet your investment objectives in the future.

[Michael OReilly Photo]   [Robert Witkoff Photo]

/s/ Robert OReilly        /s/ Robert Witkoff
Michael O'Reilly          Robert Witkoff
President                 Senior Vice President
Van Eck/Chubb Funds       Chubb Asset Managers, Inc.
President and
Chief Operating Officer
Chubb Asset Managers, Inc.

July 24, 1998

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/98
---------------------------------------------------------

                                 AFTER
                                MAXIMUM   BEFORE
        AVERAGE ANNUAL           SALES     SALES
         TOTAL RETURN           CHARGE*   CHARGE
-------------------------------------------------
A shares--Life (since 12/1/87)  14.2 %     14.7 %
-------------------------------------------------
10 years                        13.8 %     14.4 %
-------------------------------------------------
5 years                         14.8 %     15.9 %
-------------------------------------------------
1 year                          11.9 %     17.5 %
-------------------------------------------------
B shares--Life (since
  5/1/98)**                     (7.6)%     (2.7)%
-------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

[Total Return Fund % of Portfolio CHART]

                                % OF PORTFOLIO++
                              Common Stock: 69.18%
                           Other Net Assets: (4.81)%
                      U.S. Government Obligations: 26.63%
                             Corporate Bonds: 9.00%

                                             % OF
          TOP TEN EQUITIES                 PORTFOLIO
          Hasbro, Inc.                       2.85%
          Philips Electronics N.V.           2.67%
          Lafarge Corp                       2.64%
          Tenet Healthcare Corp.             2.59%
          Banc One Corp.                     2.54%
          AlliedSignal Inc.                  2.48%
          Federated Dept. Stores, Inc.       2.45%
          Chase Manhattan Corp.              2.41%
          Progressive Corp.                  2.33%
          United Technologies Corp.          2.30%

                                             % OF
          TOP TEN INDUSTRIES               PORTFOLIO
          Banking                            7.54%
          Financial Services                 6.71%
          Electronics                        5.58%
          Insurance                          5.45%
          Autos, Trucks & Parts              5.41%
          Transportation & Shipping          5.22%
          Toys                               4.80%
          Manufacturing                      4.78%
          Hospital Management                4.58%
          Oil & Gas -- Integrated            3.93%

++ As a percentage of total net assets at June 30, 1998.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
COMMON STOCK-104.85%
APPAREL-3.19%
Nine West Group Inc. ................    50,000    $ 1,340,625
                                                   -----------
AUTOS, TRUCKS & PARTS-2.97%
Borg-Warner Automotive, Inc. ........     3,000        144,188
OEA, Inc. ...........................    65,000      1,040,000
United Road Services, Inc. ..........     3,500         66,938
                                                   -----------
                                                     1,251,126
                                                   -----------
BUILDING & CONSTRUCTION-4.82%
Champion Enterprises, Inc. ..........    69,300      2,027,025
                                                   -----------
BUILDING MATERIALS & TOOLS-5.96%
Lafarge Corp. .......................    36,200      1,423,112
York International Corp. ............    25,000      1,089,063
                                                   -----------
                                                     2,512,175
                                                   -----------
CHEMICALS/FERTILIZER-4.34%
Agrium, Inc. ........................    70,000        883,750
Cabot Corp. .........................    29,100        940,294
                                                   -----------
                                                     1,824,044
                                                   -----------
COMPUTER PRODUCTS & SERVICES-9.43%
BancTec, Inc. .......................    41,800        966,625
Reynolds and Reynolds Co. (Class
  A).................................    60,000      1,091,250
Storage Technology Corp. ............    44,000      1,908,500
                                                   -----------
                                                     3,966,375
                                                   -----------
ELECTRICAL EQUIPMENT-3.94%
MagneTek, Inc. ......................    70,000      1,102,500
UCAR International, Inc. ............    19,000        554,563
                                                   -----------
                                                     1,657,063
                                                   -----------
ELECTRONICS-3.35%
Ametek, Inc. ........................    48,100      1,409,931
                                                   -----------
FOOD PROCESSING-0.01%
Archer-Daniels-Midland Co. ..........       126          2,441
                                                   -----------
HOUSING AND HOME FURNISHINGS-3.31%
American Standard Companies Inc. ....    30,000      1,340,625
Newmark Homes Corp. .................     5,000         51,875
                                                   -----------
                                                     1,392,500
                                                   -----------
HOUSEHOLD PRODUCTS-2.81%
Tupperware Corp. ....................    42,000      1,181,250
                                                   -----------

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
INDUSTRIAL METALS-10.56%
Bethlehem Steel Corp. ...............   110,000    $ 1,368,125
Cleveland-Cliffs Inc. ...............    26,000      1,394,250
Cyprus Amax Minerals Co. ............    41,400        548,550
Intermet Corp. ......................    62,500      1,132,812
                                                   -----------
                                                     4,443,737
                                                   -----------
INDUSTRIALS-3.82%
Harsco Corp. ........................    28,000      1,282,750
Philip Services Corp. ...............    78,000        321,750
                                                   -----------
                                                     1,604,500
                                                   -----------
INSTRUMENTS-3.72%
Elsag Bailey Process Automation NV...    65,000      1,564,062
                                                   -----------
INSURANCE-3.71%
Commerce Group, Inc. ................    31,800      1,232,250
Old Republic Int'l. Corp. ...........    11,175        327,567
                                                   -----------
                                                     1,559,817
                                                   -----------
MACHINERY & TOOLS-3.67%
AGCO Corp. ..........................    40,000        822,500
Brown & Sharpe Manufacturing Co.
  (Class A)..........................    60,000        720,000
                                                   -----------
                                                     1,542,500
                                                   -----------
MEDICAL SUPPLIES & SERVICES-10.93%
Bard (C.R.), Inc. ...................    44,000      1,674,750
Beverly Enterprises Inc. ............    66,000        911,625
St. Jude Medical, Inc. ..............    30,000      1,104,375
U.S. Surgical Corp. .................    20,000        912,500
                                                   -----------
                                                     4,603,250
                                                   -----------
OIL & GAS EQUIPMENT & SERVICES-3.21%
Wolverine Tube, Inc. ................    35,500      1,349,000
                                                   -----------
PACKAGING & CONTAINERS-3.11%
Owens-Illinois, Inc. ................    29,200      1,306,700
                                                   -----------
PHOTOGRAPHY-2.96%
Polaroid Corp. ......................    35,000      1,244,688
                                                   -----------

                       See Notes to Financial Statements

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
    SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited) (continued)

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
RESTAURANTS-5.17%
Brinker International, Inc. .........    70,000    $ 1,347,500
Lone Star Steakhouse & Saloon,
  Inc. ..............................    60,000        828,750
                                                   -----------
                                                     2,176,250
                                                   -----------
RETAIL STORES-2.66%
The Great Atlantic & Pacific Tea Co.,
  Inc. ..............................    33,800      1,117,512
                                                   -----------
TECHNOLOGY-2.84%
Wyman-Gordon Co. ....................    60,000      1,196,250
                                                   -----------
TIRES & RUBBER GOODS-2.70%
Cooper Tire & Rubber Co. ............    55,000      1,134,375
                                                   -----------

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
VISION CARE-1.56%
BMC Industries Inc. .................    75,000    $   656,250
                                                   -----------
WATER TREATMENT SYSTEMS-0.10%
U.S. Filter Corp. ...................     1,200         33,675
                                                   -----------
  TOTAL INVESTMENTS
   (Cost: $42,172,538)...............   104.85%     44,097,121
  Other assets less liabilities......   (4.85)%      (2,039,949)
                                        -------    -----------
  TOTAL NET ASSETS...................   100.00%    $42,057,172
                                        =======    ===========

                       See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
GOVERNMENT AND AGENCY
OBLIGATIONS-83.24%
AUSTRALIA-0.71%
Australian Government
 Bond 9.50% due
 8/15/03.................   AUD           650,000   $   475,723
New South Wales Treasury
 9.25% due 6/20/05.......   AUD           200,000       146,703
                                                    -----------
                                                        622,426
                                                    -----------
BELGIUM-1.14%
Kingdom of Belgium
 7.00% due 5/15/06.......   BEF        29,000,000       885,990
 6.50% due 3/31/05.......   BEF         4,000,000       117,947
                                                    -----------
                                                      1,003,937
                                                    -----------
CANADA-1.05%
Government of Canada
 9.50% due 6/01/10.......   CAD         1,000,000       923,989
                                                    -----------
DENMARK-0.88%
Kingdom of Denmark
 7.00% due 12/15/04......   DKK         3,600,000       585,493
 7.00% due 11/15/07......   DKK         1,160,000       193,965
                                                    -----------
                                                        779,458
                                                    -----------
FRANCE-16.05%
Government of France
 Caisse Centrale 5.768%
 due 6/27/04.............   USD         3,000,000     2,994,300
 France O.A.T
 7.25% due 4/25/06.......   FRF         3,740,000       718,393
 6.00% due 10/25/25......   FRF        12,000,000     2,241,829
 5.50% due 4/25/07.......   FRF        13,500,000     2,344,107
 5.25% due 4/25/08.......   FRF         8,000,000     1,360,986
Government of France
 7.75% due 4/12/00.......   FRF        26,000,000     4,490,290
                                                    -----------
                                                     14,149,905
                                                    -----------
GERMANY-10.48%
Bundesobligation
 7.375% due 1/03/05......   DEM         4,500,000     2,857,045
 6.75% due 7/15/04.......   DEM         6,500,000     4,006,416
 6.00% due 7/04/07.......   DEM         1,900,000     1,143,678
International Bank for
 Reconstruction &
 Development
 6.125% due 9/27/02......   DEM         1,050,000       615,992
 5.875% due 11/10/03.....   DEM         1,050,000       617,990
                                                    -----------
                                                      9,241,121
                                                    -----------

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
ITALY-3.93%
Buoni Poliennali Del Tes
 Government National
 10.00% due 8/01/03......   ITL     2,200,000,000   $ 1,525,144
 8.25% due 7/01/99.......   ITL       625,000,000       363,646
 6.75% due 7/01/07.......   ITL     2,500,000,000     1,578,689
                                                    -----------
                                                      3,467,479
                                                    -----------
JAPAN-4.45%
Government of Japan
 6.30% due 9/20/01.......   JPY       275,000,000     2,322,446
 2.60% due 9/20/07.......   JPY       205,000,000     1,604,290
                                                    -----------
                                                      3,926,736
                                                    -----------
MEXICO-0.37%
United Mexican State
 7.00% due 6/02/03.......   CAD           500,000       324,344
                                                    -----------
NETHERLANDS-3.83%
Hermes Euro Railte lBV
 Series 144A 11.50% due
 8/15/07+................   USD           750,000       851,250
Government of Netherlands
 8.25% due 2/15/07.......   NLG           550,000       335,006
 8.25% due 9/15/07.......   NLG           550,000       337,974
 6.00% due 1/15/06.......   NLG         3,500,000     1,856,249
                                                    -----------
                                                      3,380,479
                                                    -----------
SPAIN-2.10%
Government of Spain Bonds
 9.40% due 4/30/99.......   ESP        28,000,000       190,167
 8.80% due 4/30/06.......   ESP        77,000,000       628,436
 8.00% due 5/30/04.......   ESP        50,000,000       380,326
 5.25% due 1/31/03.......   ESP        45,000,000       301,290
Kingdom of Spain 4.75%
 due 3/14/05.............   JPY        40,000,000       348,892
                                                    -----------
                                                      1,849,111
                                                    -----------
SWEDEN-4.14%
Sweden Government Bonds
 10.25% due 5/05/03......   SEK         9,500,000     1,474,313
 6.00% due 2/09/05.......   SEK        16,300,000     2,177,464
                                                    -----------
                                                      3,651,777
                                                    -----------
UNITED KINGDOM-15.29%
U.K. Gilt 8.00%
 6/07/21.................   GBP           600,000     1,309,247
U.K. Treasury
 7.75% due 9/08/06.......   GBP         2,800,000     5,191,168
 7.50% due 12/07/06......   GBP         3,798,000     6,976,367
                                                    -----------
                                                     13,476,782
                                                    -----------

                       See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
    SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited) (continued)

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
UNITED STATES-18.82%
U.S. Treasury Bonds
 8.75% due 8/15/20.......   USD           800,000   $ 1,100,501
 6.75% due 8/15/26.......   USD         1,000,000     1,145,313
 6.625% due 5/15/07......   USD         2,000,000     2,150,002
 6.125% due 11/15/27.....   USD         2,000,000     2,143,752
U.S. Treasury Notes
 6.00% due 8/15/00.......   USD         4,000,000     4,038,750
 6.25% due 2/15/07.......   USD         2,000,000     2,095,626
 6.50% due 8/15/05.......   USD         3,700,000     3,906,971
                                                    -----------
                                                     16,580,915
                                                    -----------
 TOTAL GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $72,647,098)....                            73,378,459
                                                    -----------
CORPORATE BONDS-10.73%
BRAZIL-0.52%
Tevacap S.A 12.625% due
 11/26/04+...............   USD           500,000       460,625
                                                    -----------
CANADA-0.77%
Shaw Communications Inc.
 8.54% due 9/30/27.......   CAD         1,000,000       682,378
                                                    -----------
JAPAN-0.51%
Export-Import Bank of
 Japan 4.625% due
 2/26/03.................   JPY        54,000,000       450,146
                                                    -----------
MEXICO-1.72%
Controladora Com Mexican
 9.375% due 4/14/05......   USD           500,000       486,250
Panamerican Beverages,
 Series 144A 7.25% due
 7/01/09+................   USD           500,000       502,500
Vicap S.A 11.375% due
 5/15/07.................   USD           500,000       523,894
                                                    -----------
                                                      1,512,644
                                                    -----------
UNITED STATES-7.21%
APP Finance VII Mauritus
 3.25% due 4/30/03.......   USD           250,000       202,500

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
Decora Industries Inc.
 11.00% due 5/01/05......   USD         1,000,000   $   970,000
Falcon Holdings Group,
 L.P. 8.375% due
 4/15/10.................   USD           500,000       502,500
Fuji JGB Preferred 9.87%
 due 12/31/49............   USD         1,000,000       880,325
Global TeleSystems Group,
 Inc., Series 144A 8.75%
 due 6/30/00+............   USD           500,000       985,000
IBJ Preferred Capital Co.
 LLC 8.79% due 12/29/49..   USD         1,000,000       915,496
SB Treasury Co. LLC 9.40%
 due 12/29/49............   USD         1,000,000       985,627
Tokai Preferred Capital
 Co. LLC 9.98% due
 12/29/49................   USD         1,000,000       915,000
                                                    -----------
                                                      6,356,448
                                                    -----------
 TOTAL CORPORATE BONDS
  (Cost: $9,450,080).....                             9,462,241
                                                    -----------
SHORT-TERM OBLIGATIONS--3.98%
UNITED STATES-3.98%
Eurofima Commercial Paper
 Interest Yield
 5.597% due 7/17/98......   USD         1,500,000     1,496,369
G.E. Capital Commercial
 Paper Interest Yield
 5.607% due 9/18/98......   USD         1,013,000     1,000,707
 5.556% due 7/02/98......   USD         1,015,000     1,014,845
                                                    -----------
TOTAL SHORT-TERM
 OBLIGATIONS (Amortized
 Cost: $3,511,921).......                             3,511,921
                                                    -----------
 TOTAL INVESTMENTS
  (Cost: $85,609,099)..................... 97.95%    86,352,621
 Other assets less liabilities............  2.05%     1,811,204
                                          -------    ----------
 TOTAL NET ASSETS.........................100.00%   $88,163,825
                                          -------    ----------
                                          -------    ----------

------------

* Aggregate cost for Federal income tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which amount to 4.4% of the Fund's net assets, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

                                                    MARKET
                                     PRINCIPAL       VALUE
                                      AMOUNT       (NOTE B)
                                    -----------   -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-99.30%
Federal National Mortgage
  Association
  Pool #294290, 9.000%, due
  7/01/01.........................  $    16,989   $    17,565
  Series 1058 H 8.000% due
  4/15/21.........................      591,553       611,251
  Pool #282883, 7.000%, due
  5/01/24.........................      182,314       185,324
  Pool #306175, 7.000%, due
  1/01/25.........................    2,641,492     2,691,944
  Pool #251286, 7.000%, due
  11/01/27........................    8,442,869     8,575,084
Government National Mortgage
  Association
  Pool #166009, 9.000%, due
  6/15/16.........................       78,281        84,722
  Pool #780339, 8.000%, due
  12/15/23........................    1,027,724     1,084,122
  Pool #402760, 8.000%, due
  8/15/25.........................    1,081,962     1,123,368

                                                    MARKET
                                     PRINCIPAL       VALUE
                                      AMOUNT       (NOTE B)
                                    -----------   -----------
Tennessee Valley Authority
  6.235% due 7/15/45..............  $10,000,000   $10,325,590
  5.980% due 4/01/36..............    4,000,000     4,120,000
U.S. Treasury Bond
  10.375%, due 11/15/12...........    1,000,000     1,339,688
U.S. Treasury Notes
  6.250%, due 10/31/01............      185,000       188,874
  6.250%, due 2/28/02.............      330,000       337,632
  5.500%, due 3/31/03.............      760,000       759,763
                                                  -----------
  TOTAL INVESTMENTS
   (Cost: $30,770,682*)...........       99.30%    31,444,927
  Other assets less liabilities...        0.70%       222,934
                                       --------   -----------
  TOTAL NET ASSETS................      100.00%   $31,667,861
                                       --------   -----------
                                       --------   -----------

------------

* Aggregate cost for Federal income tax purposes.

                       See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

                                       NUMBER      MARKET
                                         OF         VALUE
               COMPANY                 SHARES     (NOTE B)
               -------                 -------   -----------
COMMON STOCK-100.93%
AEROSPACE & DEFENSE-0.14%
Raytheon Company
  (Class B)..........................    1,913   $   110,237
                                                 -----------
AUTOS, TRUCKS & PARTS-6.81%
Borg-Warner Automotive, Inc. ........   26,600     1,278,463
Ford Motor Co. ......................   31,600     1,864,400
General Motors Co. ..................   30,000     2,004,375
                                                 -----------
                                                   5,147,238
                                                 -----------
BANKING-8.16%
Banc One Corp. ......................   44,000     2,455,750
Chase Manhattan Corp. ...............   27,200     2,053,600
KeyCorp. ............................   46,622     1,660,909
                                                 -----------
                                                   6,170,259
                                                 -----------
BUILDING MATERIALS & TOOLS-7.00%
Black & Decker Corp. ................   50,000     3,050,000
Lafarge Corp. .......................   57,000     2,240,813
                                                 -----------
                                                   5,290,813
                                                 -----------
CHEMICALS/FERTILIZER-2.41%
IMC Global, Inc. ....................   55,000     1,656,875
Millennium Chemicals Inc. ...........    4,857       164,531
                                                 -----------
                                                   1,821,406
                                                 -----------
CONTAINERS-METAL & GLASS-2.89%
Crown Cork and Seal Company, Inc. ...   46,000     2,185,000
                                                 -----------
ELECTRICAL EQUIPMENT-1.93%
UCAR International, Inc. ............   50,000     1,459,375
                                                 -----------
ELECTRONICS-8.10%
Avnet, Inc. .........................   17,500       957,031
Electronic Data Systems Corp. .......   50,000     2,000,000
Philips Electronics NV...............   42,000     2,082,500
Tektronix, Inc. .....................   30,450     1,077,165
                                                 -----------
                                                   6,116,696
                                                 -----------

                                       NUMBER      MARKET
                                         OF         VALUE
               COMPANY                 SHARES     (NOTE B)
               -------                 -------   -----------
FINANCIAL SERVICES-11.86%
Citicorp.............................   10,000   $ 1,492,500
First Chicago NBD Corp. .............   21,901     1,940,976
Merrill Lynch & Co., Inc. ...........   19,100     1,761,975
PaineWebber Group Inc. ..............   42,275     1,812,541
Washington Mutual Inc. ..............   45,000     1,954,688
                                                 -----------
                                                   8,962,680
                                                 -----------
HOSPITAL MANAGEMENT-5.75%
Columbia/HCA Healthcare Corp. .......   74,000     2,155,250
Tenet Healthcare Corp. ..............   70,000     2,187,500
                                                 -----------
                                                   4,342,750
                                                 -----------
INDUSTRIALS-3.10%
Praxair, Inc. .......................   50,000     2,340,625
                                                 -----------
INSURANCE-9.95%
Equitable Companies, Inc. ...........   35,000     2,622,813
LaSalle Re Holdings Ltd. ............   12,000       454,500
Old Republic Int'l Corp. ............   68,400     2,004,975
The PMI Group, Inc. .................   22,000     1,614,250
W.R. Berkley Corp. ..................   20,550       823,284
                                                 -----------
                                                   7,519,822
                                                 -----------
MANUFACTURING-4.41%
AlliedSignal Inc. ...................   23,000     1,020,625
United Technologies Corp. ...........   25,000     2,312,500
                                                 -----------
                                                   3,333,125
                                                 -----------
MEDICAL-HEALTHCARE SERVICES-1.10%
Beverly Enterprises, Inc. ...........   60,000       828,750
                                                 -----------
MINING & METALS-3.41%
Carpenter
  Technology Corp. ..................   26,000     1,306,500
Cyprus Amax
  Minerals Co. ......................   95,700     1,268,025
                                                 -----------
                                                   2,574,525
                                                 -----------
OIL & GAS-INTEGRATED-4.91%
Phillips Petroleum Co. ..............   42,000     2,023,875
YPF Sociedad Anonima
  (ADR)..............................   56,200     1,689,513
                                                 -----------
                                                   3,713,388
                                                 -----------

                       See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
    SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited) (continued)

                                       NUMBER      MARKET
                                         OF         VALUE
               COMPANY                 SHARES     (NOTE B)
               -------                 -------   -----------
PACKAGING & CONTAINERS-3.59%
Owens-Illinois, Inc. ................   60,600   $ 2,711,850
                                                 -----------
RETAIL STORES-2.14%
Federated Department Stores Inc. ....   30,000     1,614,375
                                                 -----------
TEXTILES & APPAREL-3.41%
Nike, Inc. ..........................   45,000     2,190,938
Reebok International Ltd. ...........   13,900       384,856
                                                 -----------
                                                   2,575,794
                                                 -----------
TOYS-5.43%
Hasbro, Inc. ........................   71,500     2,810,844
Toys "R" Us, Inc. ...................   55,000     1,295,938
                                                 -----------
                                                   4,106,782
                                                 -----------

                                       NUMBER      MARKET
                                         OF         VALUE
               COMPANY                 SHARES     (NOTE B)
               -------                 -------   -----------
TRANSPORTATION & SHIPPING-4.43%
Burlington Northern Santa Fe Corp....   20,800   $ 2,042,300
FDX Corp. ...........................   20,800     1,305,200
                                                 -----------
                                                   3,347,500
                                                 -----------
  TOTAL INVESTMENTS
   (Cost: $56,684,375*)..............  100.93%    76,272,990
  Other assets less liabilities......  (0.93)%      (701,901)
                                       -------   -----------
  TOTAL NET ASSETS...................  100.00%   $75,571,089
                                       =======   ===========

------------

*Aggregate cost for Federal income tax purposes.
 ADR--American Depositary Receipt

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TAX-EXEMPT FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
MUNICIPAL OBLIGATIONS-96.89%
ALASKA-1.87%
Anchorage, Alaska, Hospital
  Revenue, (Sisters of Providence
  Project), Series 1991, 6.750%,
  due 10/01/02+....................  $  150,000   $   163,453
North Slope Borough, Alaska,
  General Obligation, Zero Coupon,
  MBIA Insured, due 6/30/04........     550,000       424,343
                                                  -----------
                                                      587,796
                                                  -----------
CONNECTICUT-0.55%
Connecticut State, General
  Obligation, Series C, 7.000%,
  Prerefunded to 9/15/00 at 102+...     160,000       173,323
                                                  -----------
DISTRICT OF COLUMBIA-2.76%
District of Columbia, Cert. of
  Participation, 7.300%, due
  1/01/13+.........................     300,000       336,452
District of Columbia, Series 93A,
  5.875%, due 6/01/05 .............     500,000       533,890
                                                  -----------
                                                      870,342
                                                  -----------
FLORIDA-4.74%
Dade County, Florida, Aviation
  Revenue, Miami International
  Airport, FSA Insured, 5.125% due
  10/01/27.........................   1,500,000     1,490,870
                                                  -----------
GEORGIA-1.19%
Cartersville, Georgia Development
  Authority, Water & Wastewater
  Facilities, Anheuser Busch, AMT,
  6.750%, due 2/01/12+.............     250,000       273,070
Metropolitan Atlanta Rapid Transit
  Authority, Georgia, Sales Tax
  Revenue, Series K, 7.250%, due
  7/01/10+.........................     100,000       102,010
                                                  -----------
                                                      375,080
                                                  -----------
ILLINOIS-5.56%
Cook County, Illinois, General
  Obligation, MBIA Insured, Series
  1990, 7.000%, due 11/01/99.......     150,000       156,305
Illinois State Toll Highway, Series
  92A, 6.375%, due 1/01/15+........   1,100,000     1,201,476
Metropolitan Pier & Exposition
  Authority, Illinois, 6.500%,
  Prerefunded to 6/15/03 at 102+...     345,000       385,958

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
Metropolitan Pier & Exposition
  Authority, Illinois, 6.500%, due
  6/15/27+, unrefunded balance.....  $    5,000   $     5,483
                                                  -----------
                                                    1,749,222
                                                  -----------
INDIANA-12.20%
Indiana Bond Bank, Revenue, State
  Revolving Fund, 6.000%, due
  2/01/15+.........................     500,000       530,617
Indiana Health Facilities Financing
  Authority, Charity Obligated
  Group, 5.00% due 11/1/26,
  Mandatory Put on 11/01/07 at
  100..............................   1,340,000     1,372,784
Indiana Health Facilities Financing
  Authority, Holy Cross Health
  System Corp, 5.375%, MBIA Insured
  due 12/1/12......................     500,000       515,080
Indiana Municipal Power Supply,
  5.500%, MBIA Insured, due
  1/01/16..........................   1,200,000     1,272,328
Indiana State Housing Finance
  Authority, Single Family Mortgage
  1990, Series C, AMT, 7.800%, due
  1/01/22+.........................     140,000       148,979
                                                  -----------
                                                    3,839,788
                                                  -----------
IOWA-4.01%
Iowa Finance Authority, Single
  Family Revenue, AMT, 4.950% due
  1/1/21...........................   1,250,000     1,262,685
                                                  -----------
LOUISIANA-0.70%
Jefferson, Louisiana, Sales Tax
  Revenue, Refunding, FGIC Insured,
  Series A, 6.750%, Prerefunded to
  12/01/02 at 100+.................     200,000       219,017
                                                  -----------
MAINE-0.67%
Maine Educational Loan Authority,
  Series 92A, AMT, 6.950%, due
  12/01/07+........................     195,000       212,306
                                                  -----------
MASSACHUSETTS-5.59%
Massachusetts State, Construction
  Loan, Series A, 6.000%,
  Prerefunded to 6/01/01 at 100+...     300,000       316,028
Massachusetts State Turnpike
  Authority, MBIA Insured, Series
  A, 5.000%, due 1/01/37...........   1,500,000     1,443,069
                                                  -----------
                                                    1,759,097
                                                  -----------

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TAX-EXEMPT FUND
    SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited) (continued)

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
MINNESOTA-0.33%
Northern Municipal Power Agency,
  Minnesota, Electric System
  Revenue, Series A, 7.250%, due
  1/01/16+.........................  $  100,000   $   103,731
                                                  -----------
MISSOURI-0.53%
Missouri Health & Educational
  Facilities Authority, St. Luke's
  Hospital, MBIA Insured, 7.000%,
  Prerefunded to 11/15/01 at
  102+.............................     150,000       166,489
                                                  -----------
NEW HAMPSHIRE-0.74%
New Hampshire Turnpike System,
  Series A, FGIC Insured, 6.750%,
  due 11/01/11+....................     200,000       231,763
                                                  -----------
NEW JERSEY-7.99%
New Jersey Economic Development
  Authority, The Seeing Eye, Inc.
  Project, 7.300%, due 4/01/11+....   1,000,000     1,089,060
New Jersey Wastewater Treatment
  Trust, 6.875%, Prerefunded to
  6/15/00 at 101.75+...............     165,000       176,697
New Jersey Wastewater Treatment
  Trust, 6.875%, due 6/15/07+,
  unrefunded balance...............      15,000        15,873
Salem County, New Jersey, Pollution
  Control Financing Authority,
  Waste Disposal Revenue, E.I.
  DuPont Project, AMT, 6.500%, due
  11/15/21+........................   1,150,000     1,232,001
                                                  -----------
                                                    2,513,631
                                                  -----------
NEW YORK-15.14%
Metropolitan Transportation
  Authority, New York, Transit
  Facilities, Series 2, 8.000%,
  Prerefunded to 7/01/98 at 102+...     100,000       102,012
Metropolitan Transportation
  Authority, New York, Transit
  Facilities, Service Contract,
  Series 8, 5.000%, due 7/01/02....   1,000,000     1,028,822
New York City, New York, General
  Obligation, Series H, 6.875%, due
  2/01/02, Escrowed to maturity....     220,000       239,891
New York City, New York, General
  Obligation, Series H, Subseries
  H-1, 5.800%, due 8/01/04.........     250,000       267,948
New York City, New York, General
  Obligation, Series D, 5.250% due
  8/01/03..........................   1,000,000     1,039,706

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
New York City, Series H, 6.875%,
  due 2/01/02, unrefunded
  balance..........................  $   30,000   $    32,515
New York State Dormitory Authority,
  City University System, Series I,
  5.125% due 7/1/13+...............   1,325,000     1,331,866
New York State Local Government
  Assistance Corporation, Series B,
  5.500%, due 4/01/21+.............     450,000       459,106
New York State Thruway Authority,
  Highway and Bridge Trust Fund,
  Series A, MBIA Insured, 5.600%,
  due 4/01/10+.....................     250,000       267,084
                                                  -----------
                                                    4,768,950
                                                  -----------
OKLAHOMA-1.91%
Oklahoma Industrial Development
  Authority, Sisters of Mercy,
  Series A, 5.000%, due 6/01/13+...     600,000       601,018
                                                  -----------
PENNSYLVANIA-1.07%
Philadelphia, PA, Hospital & Higher
  Education Facility Authority,
  (Children's Hospital), 5.000%,
  due 2/15/21+.....................     350,000       337,126
                                                  -----------
TENNESSEE-5.71%
Memphis-Shelby County, Tennessee
  Airport Authority, (Federal
  Express Corp.), AMT, 6.750%, due
  9/01/12+.........................     250,000       272,702
Shelby County, Tennessee, General
  Obligation, Series B, Zero
  Coupon, due 12/01/12.............   2,000,000     1,000,608
Tennessee Housing Development
  Agency, 1993 Series A, 5.900%,
  due 7/01/18+.....................     500,000       524,507
                                                  -----------
                                                    1,797,817
                                                  -----------
TEXAS-5.26%
Austin, Texas, Utility System
  Revenue, Series C, 7.300%,
  Prerefunded to 11/15/01 at
  100+.............................      60,000        66,150
Brazos River Authority, Texas,
  Houston Light & Power Co.,
  7.750%, due 10/01/15+............      60,000        61,707
Houston, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13.........   1,150,000       548,916
Waxahachie, Texas, Independent
  School District, Permanent School
  Fund, Zero Coupon, due 8/15/13...   2,060,000       980,375
                                                  -----------
                                                    1,657,148
                                                  -----------

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TAX-EXEMPT FUND
    SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited) (continued)

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
UTAH-4.07%
Utah State Board of Regents,
  Student Loan Revenue, AMT,
  5.000%, due 5/01/06..............  $1,250,000   $ 1,280,854
                                                  -----------
VIRGINIA-1.19%
Virginia State Housing Development
  Authority, Commonwealth Mortgage,
  6.700%, due 07/01/08+............     100,000       100,977
Metropolitan Washington D.C Airport
  Authority, General Obligation,
  Series A 6.50%, MBIA Insured, due
  10/01/07+........................     250,000       272,460
                                                  -----------
                                                      373,437
                                                  -----------
WASHINGTON-13.11%
Lewis County, Washington, Public
  Utility District #1, Revenue
  Series 91, 7.000%, Prerefunded to
  10/01/01 at 102+.................     250,000       276,714
Washington Health Care Facilities
  Authority, Catholic Health
  Initiatives, MBIA Insured, 5.125%
  due 12/1/17+.....................   1,300,000     1,298,357
Washington Health Care Facilities
  Authority, Revenue, MBIA Insured,
  (Group Health Co-Op), 6.750%, due
  12/01/11+........................     300,000       322,118

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
Washington Health Care Facilities
  Authority, Revenue, Series 93,
  (Sisters of Providence), 6.250%,
  due 10/01/13+....................  $  500,000   $   543,494
Washington Housing Finance
  Commission, GNMA/FNMA MBS
  Programs, 7.100%, due 7/01/22+...     145,000       152,569
Washington State Public Power
  Supply System, Nuclear Project
  Number 1, FSA Insured, 5.750%,
  due 7/01/11......................   1,200,000     1,288,868
Washington State Public Power
  Supply System, Nuclear Project
  Number 2, Revenue, Series 90C,
  7.625%, Prerefunded to 1/01/01 at
  102+.............................     100,000       110,250
Washington State Public Power
  Supply System, Nuclear Project
  Number 3, Revenue, 7.500%,
  Prerefunded to 7/01/00 at 102+...     125,000       135,802
                                                  -----------
                                                    4,128,172
                                                  -----------
  TOTAL INVESTMENTS
   (Cost: $28,953,255*)................. 96.89%    30,499,662
  Other assets less liabilities.........  3.11%       979,675
                                       --------   -----------
  TOTAL NET ASSETS......................100.00%   $31,479,337
                                       --------   -----------
                                       --------   -----------

------------

 * Aggregate cost for Federal income tax purposes.
 + Issued with call provisions.

Abbreviations:

   AMT--Alternative Minimum Tax
   FGIC--Financial Guaranty Insurance Company
   FSA--Financial Security Assurance
   MBIA--Municipal Bond Investors Assurance Corporation

                       See Notes to Financial Statements

                        VAN ECK/CHUBB TOTAL RETURN FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited)

                                       NUMBER       MARKET
                                         OF          VALUE
              COMPANY                  SHARES      (NOTE B)
              -------                ----------   -----------
COMMON STOCK-69.18%
AEROSPACE & DEFENSE-0.40%
Raytheon Company (Class A).........       3,430   $   197,654
                                                  -----------
AUTOS, TRUCKS & PARTS-5.41%
Borg-Warner Automotive, Inc. ......      18,900       908,381
Chrysler Corp. ....................      15,200       856,900
Ford Motor Co. ....................      14,400       849,600
                                                  -----------
                                                    2,614,881
                                                  -----------
BANKING-7.54%
Banc One Corp. ....................      22,000     1,227,875
Chase Manhattan Corp. .............      15,400     1,162,700
KeyCorp............................      22,654       807,049
Mellon Bank Corp. .................       6,400       445,600
                                                  -----------
                                                    3,643,224
                                                  -----------
BUILDING & CONSTRUCTION-0.11%
Hanson (ADR) plc...................       1,687        51,137
                                                  -----------
BUILDING MATERIALS & TOOLS-2.64%
Lafarge Corp. .....................      32,500     1,277,654
                                                  -----------
CHEMICALS/FERTILIZER-1.00%
IMC Global, Inc. ..................      15,000       451,875
Millennium Chemicals Inc. .........         964        32,656
                                                  -----------
                                                      484,531
                                                  -----------
CONTAINERS-METAL & GLASS-2.16%
Crown Cork and Seal Company,
  Inc..............................      22,000     1,045,000
                                                  -----------
ELECTRONICS-5.58%
Avnet, Inc. .......................      12,000       656,250
Philips Electronics N.V. ..........      15,200     1,292,000
Tektronix, Inc. ...................      21,150       748,181
                                                  -----------
                                                    2,696,431
                                                  -----------
ENGINES-1.16%
Cummins Engine Co., Inc. ..........      10,900       558,625
                                                  -----------
FINANCIAL SERVICES-6.71%
Associates First Capital Corp. ....       3,774       290,126
First Chicago NBD Corp. ...........      10,860       962,468
Merrill Lynch & Co., Inc. .........      11,000     1,014,750
PaineWebber Group Inc. ............      22,675       972,191
                                                  -----------
                                                    3,239,535
                                                  -----------

                                       NUMBER       MARKET
                                         OF          VALUE
              COMPANY                  SHARES      (NOTE B)
              -------                ----------   -----------
HOSPITAL MANAGEMENT-4.58%
Columbia/HCA Healthcare Corp. .....      33,000   $   961,125
Tenet Healthcare Corp. ............      40,000     1,250,000
                                                  -----------
                                                    2,211,125
                                                  -----------
INSURANCE-5.45%
Old Republic International
  Corp. ...........................      33,300       976,106
Progressive Corp. .................       8,000     1,128,000
W.R. Berkley Corp. ................      13,200       528,825
                                                  -----------
                                                    2,632,931
                                                  -----------
MANUFACTURING-4.78%
AlliedSignal Inc. .................      27,000     1,198,125
United Technologies Corp. .........      12,000     1,110,000
                                                  -----------
                                                    2,308,125
                                                  -----------
MINING & METALS-2.36%
Carpenter Technology Corp. ........      16,200       814,050
Cyprus Amax Minerals Co. ..........      24,500       324,625
                                                  -----------
                                                    1,138,675
                                                  -----------
OIL & GAS-INTEGRATED-3.93%
Phillips Petroleum Co. ............      21,000     1,011,938
YPF Sociedad Anonima (ADR).........      29,500       886,844
                                                  -----------
                                                    1,898,782
                                                  -----------
PACKAGING & CONTAINERS-2.26%
Owens-Illinois, Inc. ..............      24,400     1,091,900
                                                  -----------
RETAIL-2.45%
Federated Dept. Stores, Inc. ......      22,000     1,183,875
                                                  -----------
TEXTILES & APPAREL-0.64%
Reebok International Ltd. .........      11,100       307,331
                                                  -----------
TOYS-4.80%
Hasbro, Inc. ......................      35,000     1,375,938
Toys "R" Us, Inc. .................      40,000       942,500
                                                  -----------
                                                    2,318,438
                                                  -----------
TRANSPORTATION & SHIPPING-5.22%
Burlington Northern Santa Fe
  Corp. ...........................       9,800       962,238
CSX Corp. .........................      18,000       819,000
FDX Corp. .........................      11,800       740,450
                                                  -----------
                                                    2,521,688
                                                  -----------
  TOTAL COMMON STOCK
   (Cost: $22,629,629).............                33,421,542
                                                  -----------

                       See Notes to Financial Statements

                        VAN ECK/CHUBB TOTAL RETURN FUND
    SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 1998 (Unaudited) (continued)
                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
U.S. GOVERNMENT OBLIGATIONS-26.63%
U.S. Treasury Notes
  6.875%, due 5/15/06..............  $5,200,000   $ 5,633,878
  6.50%, due 10/15/06..............     200,000       212,500
  6.25%, due 2/15/03...............   6,650,000     7,017,538
                                                  -----------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
   (Cost: $12,478,634).............                12,863,916
                                                  -----------

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
CORPORATE BONDS-9.00%
First Union Banc, 7.500%, due
  4/15/35..........................  $2,000,000   $ 2,235,286
Tennessee Gas Pipeline, 7.000%, due
  3/15/27..........................   2,000,000     2,115,652
                                                  -----------
  TOTAL CORPORATE BONDS
   (Cost: $4,190,947)..............                 4,350,938
                                                  -----------
  TOTAL INVESTMENTS
   (Cost: $39,299,210*)............     104.81%    50,636,396
  Other assets less liabilities....     (4.81)%    (2,326,131)
                                       --------   -----------
  TOTAL NET ASSETS.................     100.00%   $48,310,265
                                       --------   -----------
                                       --------   -----------

------------

* Aggregate cost for Federal income tax purposes.
  ADR--American Depositary Receipt

                       See Notes to Financial Statements

                      (This page intentionally left blank)

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

                                                              VAN ECK/CHUBB          VAN ECK/CHUBB
                                                                 CAPITAL                 GLOBAL
                                                               APPRECIATION              INCOME
                                                                   FUND                   FUND
                                                              --------------         --------------
ASSETS
  Investments at cost - see schedules of investments........   $42,172,538            $85,609,099
                                                               ===========            ===========
  Investments at market value (Notes B & C).................   $44,097,121            $86,352,621
  Cash and foreign currencies...............................     1,239,572                855,356
  Cash - initial margin (Note F)............................            --                180,119
  Receivable from administrator.............................        16,561                 70,196
  Receivable for interest and dividends.....................        18,528              1,794,205
  Receivable for portfolio securities sold..................            --                     --
  Gross unrealized gain on foreign forward contracts (Note
    B)......................................................            --                239,211
  Receivable for Fund shares sold...........................           881                  2,559
  Deferred organization costs (Note B)......................         5,784                 34,743
                                                               -----------            -----------
        Total Assets                                            45,378,447             89,529,010
                                                               -----------            -----------
LIABILITIES
  Payable for portfolio securities purchased................            --                     --
  Dividends payable.........................................         4,714                 46,489
  Payable for Fund shares redeemed..........................     3,202,750                484,205
  Gross unrealized loss on foreign forward contracts (Note
    B)......................................................            --                615,861
  Due from broker - variation margin (Note F)...............            --                  4,281
  Accounts payable..........................................       113,811                214,350
                                                               -----------            -----------
        Total Liabilities...................................     3,321,275              1,365,186
                                                               -----------            -----------
NET ASSETS..................................................   $42,057,172            $88,163,824
                                                               ===========            ===========
NET ASSETS CONSIST OF:
  Par value.................................................        25,345                 89,568
  Capital paid in excess of par.............................    38,685,046             87,389,963
  Undistributed (overdistributed) net investment income.....       (83,325)              (155,002)
  Accumulated net realized gain (loss) from investments.....     1,505,523                406,425
  Net unrealized gain from investments......................     1,924,583                809,520
  Net unrealized loss on futures and foreign denominated
   assets, liabilities and forward foreign exchange
   contracts................................................            --               (376,650)
                                                               -----------            -----------
        Net Assets..........................................   $42,057,172            $88,163,824
                                                               ===========            ===========
CLASS A SHARES
Net Assets..................................................   $42,051,422            $88,162,092
                                                               ===========            ===========
Shares Outstanding
 ($.01 par value, 100,000,000 shares per Fund authorized)...     2,534,143              8,956,632
                                                               ===========            ===========
Net Asset Value Per Share...................................        $16.59                  $9.84
                                                               ===========            ===========
Maximum Offering Price Per Share
(Net asset value divided by .9525)..........................        $17.42                 $10.33
                                                               ===========            ===========
CLASS B SHARES
Net Assets..................................................        $5,750                 $1,732
                                                               ===========            ===========
Shares Outstanding
 ($.01 par value, 100,000,000 shares per Fund authorized)...           347                    176
                                                               ===========            ===========
Net asset value, offering and redemption price per share
 (redemption may be subject to a contingent deferred sales
 charge within the first six years of ownership)............        $16.57                  $9.84
                                                               ===========            ===========

                       See Notes to Financial Statements

    VAN ECK/CHUBB    VAN ECK/CHUBB
      GOVERNMENT       GROWTH AND     VAN ECK/CHUBB    VAN ECK/CHUBB
      SECURITIES         INCOME         TAX-EXEMPT      TOTAL RETURN
         FUND             FUND             FUND             FUND
    --------------   --------------   --------------   --------------
     $30,770,682      $56,684,375      $28,953,255      $39,299,210
     ===========      ===========      ===========      ===========
     $31,444,927      $76,272,990      $30,499,662      $50,636,396
         261,762        4,819,217          537,322          204,904
              --               --               --               --
          83,811           73,625           83,694           63,807
         464,264           48,016          494,790          309,424
       3,944,267               --               --               --
              --               --               --               --
           5,185        2,232,437              476              343
              --               --               --               --
     -----------      -----------      -----------      -----------
      36,204,216       83,446,285       31,615,944       51,214,874
     -----------      -----------      -----------      -----------
       4,188,122        2,434,338               --               --
           8,035               --           10,658           16,800
         249,237        5,269,515           36,784        2,742,075
              --               --               --               --
              --               --               --               --
          90,961          171,343           89,165          145,734
     -----------      -----------      -----------      -----------
       4,536,355        7,875,196          136,607        2,904,609
     -----------      -----------      -----------      -----------
     $31,667,861      $75,571,089      $31,479,337      $48,310,265
     ===========      ===========      ===========      ===========
          29,056           27,542           24,966           22,350
      31,207,259       53,380,254       29,873,112       35,485,210
          (3,511)         102,356           (9,888)           2,836
        (239,188)       2,472,322           44,741        1,462,684
         674,245       19,588,615        1,546,406       11,337,185
              --               --               --               --
     -----------      -----------      -----------      -----------
     $31,667,861      $75,571,089      $31,479,337      $48,310,265
     ===========      ===========      ===========      ===========
     $31,660,655      $75,519,806      $31,479,136      $48,230,439
     ===========      ===========      ===========      ===========
       2,904,919        2,752,339        2,496,543        2,231,359
     ===========      ===========      ===========      ===========
          $10.90           $27.44           $12.61           $21.61
     ===========      ===========      ===========      ===========
          $11.44           $28.80           $13.24           $22.69
     ===========      ===========      ===========      ===========
          $7,206          $51,283             $201          $79,826
     ===========      ===========      ===========      ===========
             661            1,869               16            3,689
     ===========      ===========      ===========      ===========
          $10.90           $27.44           $12.61           $21.63
     ===========      ===========      ===========      ===========

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

                                                                     VAN                          VAN
                                                                  ECK/CHUBB                    ECK/CHUBB
                                                                   CAPITAL                      GLOBAL
                                                                APPRECIATION                    INCOME
                                                                    FUND                         FUND
                                                                -------------                -------------
INVESTMENT INCOME
 Income:
  Interest..................................................     $   20,625                   $1,878,844
  Dividends.................................................        179,434                      --
  Foreign taxes withheld....................................           (842)                      (6,104)
                                                                 ----------                   ----------
      Total investment income...............................        199,217                    1,872,740
                                                                 ----------                   ----------
 Expenses:
  Administrative fees (Note D)..............................        106,187                      155,230
  Advisory fees (Note D)....................................         45,200                       65,658
  Distribution fees Classes A and B (Note D)................        113,006                      164,143
  Registration fees.........................................        --                            28,561
  Shareholder reports.......................................         25,057                       17,678
  Professional fees.........................................         15,456                       11,423
  Directors' fees and expenses..............................          9,659                        2,196
  Shareholder servicing costs...............................         27,202                       38,078
  Custodian fees............................................          1,238                        4,675
  Organization expenses.....................................          2,030                        1,334
  Miscellaneous expenses....................................         11,516                       22,954
                                                                 ----------                   ----------
      Total expenses........................................        356,551                      511,930
  Fees waived and expenses assumed by affiliates (Note D)...        (74,048)                     (68,743)
                                                                 ----------                   ----------
      Net expenses..........................................        282,503                      443,187
                                                                 ----------                   ----------
      Net investment income.................................        (83,286)                   1,429,553
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY
 Net realized gain (loss) on investments....................      1,510,698                      557,095
 Net realized loss from foreign currency transactions.......        --                           (57,791)
 Net change in unrealized gain (loss) on investments,
   futures and options......................................        --                          (459,136)
 Net change in unrealized gain on futures and foreign
   denominated assets, liabilities and forward foreign
   exchange contracts.......................................        934,415                    1,091,030
 Net gain (loss) on investments and foreign currencies......        244,296                      --
                                                                 ----------                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $2,606,123                   $2,560,751
                                                                 ==========                   ==========

                       See Notes to Financial Statements

         VAN             VAN
      ECK/CHUBB       ECK/CHUBB          VAN             VAN
     GOVERNMENT        GROWTH         ECK/CHUBB       ECK/CHUBB
     SECURITIES      AND INCOME      TAX-EXEMPT     TOTAL RETURN
        FUND            FUND            FUND            FUND
    -------------   -------------   -------------   -------------
     $1,023,422      $   25,527       $818,443       $  531,909
        --              532,737         --              249,650
        --               (3,678)        --               (2,585)
     ----------      ----------       --------       ----------
      1,023,422         554,586        818,443          778,974
     ----------      ----------       --------       ----------
         74,522         169,303         73,167          121,851
         31,541          71,409         30,905           51,146
         78,851         178,569         77,261          127,888
         24,348         --              22,411           26,140
         14,687          38,338         14,247           15,883
          9,562          11,977          8,709            9,405
            856          11,306            829            1,421
         23,467          46,984         23,620           36,490
            943           2,100          2,040            1,905
        --                1,901         --              --
          7,721          13,306          6,951           11,503
     ----------      ----------       --------       ----------
        266,498         545,193        260,140          403,632
       (108,795)        (98,867)      (105,619)         (83,953)
     ----------      ----------       --------       ----------
        157,703         446,326        154,521          319,679
     ----------      ----------       --------       ----------
        865,719         108,260        663,922          459,295
        173,481       2,476,937         44,757        1,470,154
        --              --              --              --
         65,849         --              66,001        1,977,094
        --              --              --              --
        --            5,108,890         --              --
     ----------      ----------       --------       ----------
     $1,105,049      $7,694,087       $774,680       $3,906,543
     ==========      ==========       ========       ==========

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     VAN ECK/CHUBB                 VAN ECK/CHUBB
                                                                        CAPITAL                       GLOBAL
                                                                     APPRECIATION                     INCOME
                                                                         FUND                          FUND
                                                              ---------------------------   ---------------------------
                                                               SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                                                  ENDED          ENDED          ENDED          ENDED
                                                              JUNE 30, 1998    DECEMBER     JUNE 30, 1998    DECEMBER
                                                               (UNAUDITED)     31, 1997      (UNAUDITED)     31, 1997
                                                              -------------   -----------   -------------   -----------

INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income.....................................   $   (83,286)   $    12,457    $ 1,429,553    $   675,358
  Net realized gain (loss) on investments...................     1,510,698      2,023,906        557,095        192,757
  Net realized loss from foreign currency transactions......       --             --             (57,791)      (184,281)
  Net realized gain (loss) on options.......................
  Net realized gain (loss) on futures.......................
  Net change in unrealized gain (loss) on investments and
   translation of assets and liabilities in foreign
   currency.................................................     1,178,711       (118,155)       631,894       (538,981)
                                                               -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets resulting from
   operations...............................................     2,606,123      1,918,208      2,560,751        144,853
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A...................................................       --             (12,457)    (1,408,635)      (548,912)
  Class B...................................................       --             --                  (6)       --
From excess of net investment income Class A................       --             (12,843)       --             --
From capital gains Class A..................................       --          (2,129,463)       --            (273,339)
From excess of capital gains Class A........................       --                 (66)       --            (128,654)
From tax return of Capital Class A..........................       --             --             --            (125,999)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM SHAREHOLDER
 TRANSACTIONS (NOTE E)......................................    (2,031,032)    35,278,131     34,924,147     40,792,740
                                                               -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets.....................       575,091     35,041,510     36,076,257     39,860,689
Net Assets:
  Beginning of period.......................................    41,482,081      6,440,571     52,087,567     12,226,878
                                                               -----------    -----------    -----------    -----------
  End of period.............................................   $42,057,172    $41,482,081    $88,163,824    $52,087,567
                                                               ===========    ===========    ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME.......   $   (83,325)   $       (82)   $  (155,002)   $  (118,123)
                                                               ===========    ===========    ===========    ===========

                       See Notes to Financial Statements

                                         VAN ECK/CHUBB
           VAN ECK/CHUBB                    GROWTH
            GOVERNMENT                        AND                                                    VAN ECK/CHUBB
            SECURITIES                      INCOME                     VAN ECK/CHUBB                 TOTAL RETURN
               FUND                          FUND                     TAX-EXEMPT FUND                    FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
     SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS        YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    JUNE 30, 1998    DECEMBER     JUNE 30, 1998    DECEMBER     JUNE 30, 1998    DECEMBER     JUNE 30, 1998    DECEMBER
     (UNAUDITED)     31, 1997      (UNAUDITED)     31, 1997      (UNAUDITED)     31, 1997      (UNAUDITED)     31, 1997
    -------------   -----------   -------------   -----------   -------------   -----------   -------------   -----------
     $   865,719    $   944,497    $   108,260    $   246,619    $   663,922    $   825,189    $   459,295    $   689,476
         173,481          7,015      2,476,937      3,953,219         44,757         88,323      1,470,154      2,025,968
         --             --             --             --             --             --             --             --
         --             --                                                                         --             --
         --             --                                                                         --             --
          65,849        569,084      5,108,890      6,037,252         66,001        731,502      1,977,094      4,260,078
     -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       1,105,049      1,520,596      7,694,087     10,237,090        774,680      1,645,014      3,906,543      6,975,522
        (869,227)      (944,497)       --            (246,619)      (663,149)      (825,189)      (451,540)      (689,476)
              (3)       --             --             --                  (1)       --                (331)       --
         --             --             --             (11,685)       --             (88,323)       --             (10,851)
         --             --             --          (4,401,950)       --             (10,638)       --          (2,206,980)
         --             --             --             --             --             --             --              (1,208)
         --             --             --             --             --             --             --             --
        (306,948)    18,344,441      1,114,682     20,903,635         79,314     15,506,247     (5,078,042)    14,802,529
     -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         (71,129)    18,920,540      8,808,769     26,480,471        190,844     16,227,111     (1,623,370)    18,869,536
      31,738,990     12,818,450     66,762,320     40,281,849     31,288,493     15,061,382     49,933,635     31,064,099
     -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     $31,667,861    $31,738,990    $75,571,089    $66,762,320    $31,479,337    $31,288,493    $48,310,265    $49,933,635
     ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========
     $    (3,511)   $   --         $   102,356    $    (5,904)   $    (9,888)   $   (10,660)   $     2,836    $    (4,588)
     ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                       VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                                                      -------------------------------------------------------------------------
                                                                                CLASS A                               CLASS B
                                                      -----------------------------------------------------------   -----------
                                                                                                                    PERIOD FROM
                                                                                                                     APRIL 29,
                                                      SIX MONTHS                                    PERIOD FROM       1998(D)
                                                         ENDED               YEAR ENDED            SEPTEMBER 1,       THROUGH
                                                       JUNE 30,             DECEMBER 31,          1995(D) THROUGH    JUNE 30,
                                                         1998        --------------------------    DECEMBER 31,        1998
                                                      (UNAUDITED)        1997          1996            1995         (UNAUDITED)
                                                      -----------    ------------   -----------   ---------------   -----------
Net Asset Value, Beginning of Period................      $15.590        $12.990       $10.400         $10.000        $17.680
                                                          -------        -------       -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)......................       (0.031)         0.005         0.067           0.037         (0.021)
  Net Gains (Losses) on Securities (both Realized
   and Unrealized)..................................        1.031          3.565         2.796           0.422         (1.069)
                                                          -------        -------       -------         -------        -------
  Total from Investment Operations..................        1.000          3.570         2.863           0.459         (1.090)
                                                          -------        -------       -------         -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income..............      --              (0.005)       (0.067)         (0.037)        --
  Dividends in Excess of Net Investment Income......      --              (0.005)       --             --              --
  Distributions from Capital Gains..................      --              (0.960)       (0.206)         (0.022)        --
  Distributions in Excess of Capital Gains..........      --             --             --             --              --
  Returns of Capital................................      --             --             --             --              --
                                                          -------        -------       -------         -------        -------
  Total Distributions...............................      --              (0.970)       (0.273)         (0.059)        --
                                                          -------        -------       -------         -------        -------
Net Asset Value, End of Period......................      $16.590        $15.590       $12.990         $10.400        $16.590
                                                          =======        =======       =======         =======        =======
Total Return(A).....................................        6.42%          27.79%        27.53%           4.60%          (7.88%)
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B).................................        1.58%(C)        1.52%         1.81%           2.50%(C)        1.98%(C)
  Net Expenses......................................        1.25%(C)        1.25%         1.13%           1.25%(C)        1.75%(C)
  Net Investment Income (Loss)......................       (0.35%)(C)        0.08%        0.86%           1.38%(C)       (0.81%)(C)
Portfolio Turnover Rate.............................       11.51%          50.67%        41.97%           2.73%          11.51%
Net Assets, At End of Period........................  $42,051,422     $41,482,081    $6,440,571      $1,596,254          $5,750

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Had fees not been waived and expenses not been assumed.

(C) Annualized.

(D) Commencement of operations.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                          VAN ECK/CHUBB GLOBAL INCOME FUND
                                                     --------------------------------------------------------------------------
                                                                               CLASS A                                CLASS B
                                                     ------------------------------------------------------------   -----------
                                                                                                                    PERIOD FROM
                                                                                                                     APRIL 29,
                                                     SIX MONTHS                                     PERIOD FROM       1998(C)
                                                        ENDED               YEAR ENDED             SEPTEMBER 1,       THROUGH
                                                      JUNE 30,             DECEMBER 31,           1995(C) THROUGH    JUNE 30,
                                                        1998        ---------------------------    DECEMBER 31,        1998
                                                     (UNAUDITED)        1997           1996            1995         (UNAUDITED)
                                                     -----------    ------------   ------------   ---------------   -----------
Net Asset Value, Beginning of Period...............       $9.640        $10.240        $10.210          $10.000       $9.870
                                                          ------        -------        -------          -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income............................        0.204          0.471          0.551            0.116        0.045
  Net Gains and Losses on Securities (both Realized
   and Unrealized).................................        0.189         (0.476)         0.030            0.210       (0.009)
                                                          ------        -------        -------          -------       ------
  Total from Investment Operations.................        0.393         (0.005)         0.581            0.326        0.036
                                                          ------        -------        -------          -------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income.............       (0.193)        (0.398)        (0.485)          (0.116)      (0.066)
  Dividends in Excess of Net Investment Income.....           --             --         (0.066)              --           --
  Distributions from Capital Gains.................           --         (0.084)            --               --           --
  Distributions in Excess of Capital Gains.........           --         (0.040)            --               --           --
  Tax Return of Capital............................           --         (0.073)            --               --           --
                                                          ------        -------        -------          -------       ------
  Total Distributions..............................       (0.193)        (0.595)        (0.551)          (0.116)      (0.066)
                                                          ------        -------        -------          -------       ------
Net Asset Value, End of Period.....................       $9.840        $ 9.640        $10.240          $10.210       $9.840
                                                          ======        =======        =======          =======       ======
Total Return(A)....................................        4.08%           0.02%          5.95%           3.27%          (0.54%)
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(D)................................        1.56%(B)        1.56%          1.68%           2.14%(B)        1.86%(B)
  Net Expenses.....................................        1.35%(B)        1.35%          1.23%           1.75%(B)        1.85%(B)
  Net Investment Income............................        4.35%(B)        4.62%          5.49%           4.48%(B)        4.34%(B)
Portfolio Turnover Rate............................       22.35%         185.95%         80.70%          14.16%          22.35%
Net Assets, At End of Period.......................  $88,162,092     $52,087,567    $12,226,878     $10,705,562          $1,732

------------
(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Annualized.

(C) Commencement of operations.

(D) Had fees not been waived and expenses not been assumed.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

[CAPTION]

                                                          VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                            -----------------------------------------------------------------------------------------------------
                                                                    CLASS A                                             CLASS B
                            ---------------------------------------------------------------------------------------   -----------
                                                                                                                      PERIOD FROM
                                                                                                                       APRIL 29,
                            SIX MONTHS                                                                                  1998(B)
                               ENDED                                                                                    THROUGH
                             JUNE 30,                              YEAR ENDED DECEMBER 31,                             JUNE 30,
                               1998        ------------------------------------------------------------------------      1998
                            (UNAUDITED)        1997           1996           1995           1994           1993       (UNAUDITED)
                            -----------    ------------   ------------   ------------   ------------   ------------   -----------
Net Asset Value, Beginning
 of Period................      $10.820        $10.480        $10.780        $ 9.750        $10.710        $10.700      $10.790
                                -------        -------        -------        -------        -------        -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income....        0.296          0.616          0.623          0.636          0.607          0.770        0.119
 Net Gains (Losses) on
  Securities (both
  Realized and
  Unrealized).............        0.081          0.340         (0.300)         1.030         (0.960)         0.199        0.110
                                -------        -------        -------        -------        -------        -------      -------
 Total from Investment
  Operations..............        0.377          0.956          0.323          1.666         (0.353)         0.969        0.229
                                -------        -------        -------        -------        -------        -------      -------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
 Dividends from Net
  Investment Income.......       (0.297)        (0.616)        (0.623)        (0.636)        (0.607)        (0.770)      (0.119)
 Dividends in Excess of
  Net Investment Income...      --             --             --             --             --             --            --
 Distributions from
  Capital Gains...........      --             --             --             --             --              (0.170)      --
 Distributions in Excess
  of Capital Gains........      --             --             --             --             --              (0.019)      --
 Returns of Capital.......      --             --             --             --             --             --            --
                                -------        -------        -------        -------        -------        -------      -------
 Total Distributions......       (0.297)        (0.616)        (0.623)        (0.636)        (0.607)        (0.959)      (0.119)
                                -------        -------        -------        -------        -------        -------      -------
Net Asset Value, End of
 Period...................      $10.900        $10.820        $10.480        $10.780        $ 9.750        $10.710      $10.900
                                =======        =======        =======        =======        =======        =======      =======
Total Return(A)...........        3.53%           9.44%          3.19%         17.50%         (3.34%)         9.29%         1.54%
RATIOS TO AVERAGE NET
 ASSETS:
 Gross Expenses(D)........        1.69%(C)        1.55%          1.60%          1.70%          1.71%          1.89%         2.13%(C)
 Net Expenses.............        1.00%(C)        1.00%          0.93%          1.00%          1.00%          1.00%         1.50%(C)
 Net Investment Income....        5.49%(C)        5.78%          5.94%          6.16%          5.96%          7.04%         5.55%(C)
Portfolio Turnover Rate...       12.79%          39.86%        140.94%        276.56%        113.36%        197.08%        12.79%
Net Assets, At End of
 Period...................  $31,660,655     $31,738,990    $12,818,450    $13,886,478    $12,534,640    $14,679,255        $7,206

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

 (B) Commencement of operations.

(C) Annualized.

(D) Had fees not been waived and expenses not been assumed.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                            VAN ECK/CHUBB GROWTH AND INCOME FUND
                            -----------------------------------------------------------------------------------------------------
                                                                    CLASS A                                             CLASS B
                            ---------------------------------------------------------------------------------------   -----------
                                                                                                                      PERIOD FROM
                                                                                                                       APRIL 29,
                            SIX MONTHS                                                                                  1998(C)
                               ENDED                                                                                    THROUGH
                             JUNE 30,                              YEAR ENDED DECEMBER 31,                             JUNE 30,
                               1998        ------------------------------------------------------------------------      1998
                            (UNAUDITED)        1997           1996           1995           1994           1993       (UNAUDITED)
                            -----------    ------------   ------------   ------------   ------------   ------------   -----------
Net Asset Value, Beginning
 of Period................      $ 24.56        $21.040        $18.580        $14.770        $16.700        $15.140      $27.940
                                -------        -------        -------        -------        -------        -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income....        0.039          0.096          0.250          0.204          0.247          0.277       --
 Net Gains (Losses) on
  Securities (both
  Realized and
  Unrealized).............        2.841          5.286          3.931          5.042         (0.954)         2.039       (0.500)
                                -------        -------        -------        -------        -------        -------      -------
 Total from Investment
  Operations..............        2.880          5.382          4.181          5.246         (0.707)         2.316       (0.500)
                                -------        -------        -------        -------        -------        -------      -------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
 Dividends from Net
  Investment Income.......      --              (0.096)        (0.250)        (0.204)        (0.247)        (0.277)      --
 Dividends in Excess of
  Net Investment Income...      --              (0.004)       --             --             --             --            --
 Distributions from
  Capital Gains...........      --              (1.762)        (1.471)        (0.885)        (0.976)        (0.479)      --
 Distributions in Excess
  of Capital Gains........      --             --             --              (0.346)       --             --            --
 Returns of Capital.......      --             --             --              (0.001)       --             --            --
                                -------        -------        -------        -------        -------        -------      -------
 Total Distributions......      --              (1.862)        (1.721)        (1.436)        (1.223)        (0.756)      --
                                -------        -------        -------        -------        -------        -------      -------
Net Asset Value, End of
 Period...................      $27.440        $24.560        $21.040        $18.580        $14.770        $16.700      $ 27.44
                                =======        =======        =======        =======        =======        =======      =======
Total Return(A)...........       11.73%          25.85%         22.50%         35.52%         (4.26%)        15.29%        (4.09%)
RATIOS TO AVERAGE NET
 ASSETS:
 Gross Expenses(B)........        1.53%(D)        1.49%          1.58%          1.69%          1.71%          1.92%         2.12%(D)
 Net Expenses.............        1.25%(D)        1.25%          1.06%          1.08%          1.00%          1.00%         1.75%(D)
 Net Investment Income....        0.30%(D)        0.49%          1.29%          1.20%          1.66%          2.04%         0.12%(D)
Portfolio Turnover Rate...       17.04%          21.02%         44.50%         37.59%         46.17%         81.96%        17.04%
Net Assets, At End of
 Period...................  $75,519,806     $66,762,320    $40,281,849    $29,144,161    $18,679,228    $14,885,337       $51,283

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Had fees not been waived and expenses not been assumed.

(C) Commencement of operations.

(D) Annualized.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                VAN ECK/CHUBB TAX-EXEMPT FUND
                             ----------------------------------------------------------------------------------------------------
                                                                    CLASS A                                             CLASS B
                             --------------------------------------------------------------------------------------   -----------
                                                                                                                      PERIOD FROM
                                                                                                                       APRIL 29,
                             SIX MONTHS                                                                                1998 (C)
                                ENDED                                                                                   THROUGH
                              JUNE 30,                             YEAR ENDED DECEMBER 31,                             JUNE 30,
                                1998       ------------------------------------------------------------------------      1998
                             (UNAUDITED)       1997           1996           1995           1994           1993       (UNAUDITED)
                             -----------   ------------   ------------   ------------   ------------   ------------   -----------
Net Asset Value, Beginning
 of Period.................      $12.560       $12.150        $12.330        $11.220        $12.580        $11.740      $ 12.46
                                 -------       -------        -------        -------        -------        -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.....        0.269         0.581          0.611          0.621          0.618          0.583        0.091
 Net Gains (Losses) on
  Securities (both Realized
  and Unrealized)..........        0.050         0.450         (0.137)         1.132         (1.360)         0.850        0.139
                                 -------       -------        -------        -------        -------        -------      -------
 Total from Investment
  Operations...............        0.319         1.031          0.474          1.753         (0.742)         1.433        0.230
                                 -------       -------        -------        -------        -------        -------      -------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
 Dividends from Net
  Investment Income........       (0.269)       (0.581)        (0.611)        (0.621)        (0.618)        (0.583)      (0.080)
 Dividends in Excess of Net
  Investment Income........      --            --             --             --             --             --            --
 Distributions from Capital
  Gains....................      --             (0.036)        (0.043)        (0.010)       --              (0.004)      --
 Distributions in Excess of
  Capital Gains............      --             (0.004)       --              (0.012)       --              (0.006)      --
 Returns of Capital........      --            --             --             --             --             --            --
                                 -------       -------        -------        -------        -------        -------      -------
 Total Distributions.......       (0.269)       (0.621)        (0.654)        (0.643)        (0.618)        (0.593)      (0.080)
                                 -------       -------        -------        -------        -------        -------      -------
Net Asset Value, End of
 Period....................      $12.610       $12.560        $12.150        $12.330        $11.220        $12.580      $12.610
                                 =======       =======        =======        =======        =======        =======      =======
Total Return (A)...........        2.56%          8.73%          4.00%         15.88%         (5.97%)        12.42%         1.44%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses(D).........        1.68%(B)        1.51%         1.59%          1.70%          1.73%          1.93%         1.91%(B)
 Net Expenses..............        1.00%(B)        1.00%         0.98%          1.00%          1.00%          1.00%         1.50%(B)
 Net Investment Income.....        4.30%(B)        4.74%         5.00%          5.20%          5.21%          4.81%         3.39%(B)
Portfolio Turnover Rate....        1.69%         12.78%         16.29%          7.39%          8.37%          1.55%         1.69%
Net Assets, At End of
 Period....................  $31,479,136    $31,288,136    $15,061,382    $15,259,349    $13,973,939    $16,406,372          $201

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

 (B) Annualized.

(C) Commencement of operations.

(D) Had fees not been waived and expenses not been assumed.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                               VAN ECK/CHUBB TOTAL RETURN FUND
                             ----------------------------------------------------------------------------------------------------
                                                                    CLASS A                                             CLASS B
                             --------------------------------------------------------------------------------------   -----------
                                                                                                                      PERIOD FROM
                                                                                                                       APRIL 29,
                             SIX MONTHS                                                                                 1998(C)
                                ENDED                                                                                   THROUGH
                              JUNE 30,                             YEAR ENDED DECEMBER 31,                             JUNE 30,
                                1998       ------------------------------------------------------------------------      1998
                             (UNAUDITED)       1997           1996           1995           1994           1993       (UNAUDITED)
                             -----------   ------------   ------------   ------------   ------------   ------------   -----------
Net Asset Value, Beginning
 of Period.................      $20.220       $17.410        $15.960        $13.230        $15.010        $13.890      $21.940
                                 -------       -------        -------        -------        -------        -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.....        0.193         0.365          0.370          0.373          0.373          0.405        0.015
 Net Gains (Losses) on
  Securities (both Realized
  and Unrealized)..........        1.387         3.778          2.321          3.586         (0.994)         1.529       (0.235)
                                 -------       -------        -------        -------        -------        -------      -------
 Total from Investment
  Operations...............        1.580         4.143          2.691          3.959         (0.621)         1.934       (0.220)
                                 -------       -------        -------        -------        -------        -------      -------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
 Dividends from Net
  Investment Income........       (0.190)       (0.365)        (0.370)        (0.373)        (0.373)        (0.405)      (0.090)
 Dividends in Excess of Net
  Investment Income........      --             (0.004)       --             --             --             --            --
 Distributions from Capital
  Gains....................      --             (0.964)        (0.871)        (0.692)        (0.786)        (0.409)      --
 Distributions in Excess of
  Capital Gains............      --            --             --             --             --             --            --
 Returns of Capital........      --            --             --              (0.164)       --             --            --
                                 -------       -------        -------        -------        -------        -------      -------
 Total Distributions.......       (0.190)       (1.333)        (1.241)        (1.229)        (1.159)        (0.814)      (0.090)
                                 -------       -------        -------        -------        -------        -------      -------
Net Asset Value, End of
 Period....................      $21.610       $20.220        $17.410        $15.960        $13.230        $15.010      $21.630
                                 =======       =======        =======        =======        =======        =======      =======
Total Return(A)............        7.81%         24.09%         17.04%         30.13%         (4.21%)        14.03%        (2.73%)
RATIOS TO AVERAGE NET
 ASSETS:
 Gross Expenses(B).........        1.58%(D)        1.51%         1.59%          1.70%          1.73%          1.93%         2.12%(D)
 Net Expenses..............        1.25%(D)        1.25%         1.08%          1.08%          1.00%          1.00%         1.75%(D)
 Net Investment Income.....        1.80%(D)        1.92%         2.26%          2.45%          2.66%          2.83%         1.77%(D)
Portfolio Turnover Rate....        7.01%         15.80%         27.01%         57.62%         37.53%         66.15%         7.01%
Net Assets, At End of
 Period....................  $48,230,439    $49,933,635    $31,064,099    $22,171,326    $16,431,195    $14,360,086       $79,826

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

 (B) Had fees not been waived and expenses not been assumed.

(C) Commencement of operations.

(D) Annualized.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of six funds (the "Funds"): Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Global Income Fund, Van Eck/ Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund, and Van Eck/Chubb Total Return Fund. As of April 24, 1998, Van Eck Chubb Money Market Fund ceased operations.

At June 30, 1998 Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned:

                                          JUNE 30, 1998
                                             SHARES        % OF
                                              OWNED       SHARES
                                          -------------   ------
Van Eck/Chubb Capital Appreciation Fund
 Class A shares.........................    2,004,085     79.08%
Van Eck/Chubb Global Income Fund Class A
 shares.................................    5,411,638     60.42%
Van Eck/Chubb Global Income Fund Class B
 shares.................................           10      5.68%
Van Eck/Chubb Government Securities Fund
 Class A shares.........................    2,178,403     74.99%
Van Eck/Chubb Government Securities Fund
 Class B shares.........................          193     29.20%
Van Eck/Chubb Growth and Income Fund
 Class A shares.........................      723,524     26.29%
Van Eck/Chubb Tax-Exempt Fund Class A
 shares.................................    1,648,487     66.03%
Van Eck/Chubb Tax-Exempt Fund Class B
 shares.................................            8     50.00%
Van Eck/Chubb Total Return Fund Class A
 shares.................................      789,066     35.36%

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value, unless the Board of Directors determines that this does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gain or loss from foreign currency transactions (including foreign currency forward contracts) arises from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities, other than investments in securities, resulting from fluctuations in exchange rates.

Forward Foreign Currency Contracts: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At June 30, 1998, the Van Eck/Chubb Global Income Fund had the following open forward currency contracts:

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                    VALUE AT                      UNREALIZED
                                                   SETTLEMENT      CURRENT       APPRECIATION
CONTRACTS                                             DATE          VALUE       (DEPRECIATION)
---------                                          ----------      -------      --------------
FOREIGN CURRENCY PURCHASE CONTRACT:
DEM         62,557,959  expiring 7/30/98-8/06/98  $34,669,004    $35,284,865      $(615,861)
FOREIGN CURRENCY SALE CONTRACTS:
DEM         31,049,328  expiring 8/06/98           17,207,016     17,483,761        276,745
GBP          7,617,000  expiring 7/30/98           12,681,924     12,561,765       (120,159)
JPY        338,314,244  expiring 8/06/98            2,447,205      2,529,830         82,625
                                                                                  ---------
                                                                                  $(376,650)
                                                                                  =========

Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

Dividends to Shareholders: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Capital Appreciation Fund. Dividends from net realized capital gains are declared and distributed at least once annually. Dividends distributed to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only dividends in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax basis treatment; temporary differences do not require reclassification.

At December 31, 1997, the Van Eck/Chubb Government Securities Fund had $412,669 of accumulated realized losses expiring in 2002. These losses are available to be used to offset future realized capital gains.

Organization Costs: Costs incurred in connection with the initial organization of the Van Eck/Chubb Capital Appreciation Fund and the Van Eck/Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years.

NOTE C--INVESTMENTS

The cost of investment securities held at June 30, 1998, for Federal income tax purposes is the same as for financial reporting purposes. As of June 30, 1998 gross unrealized gains and losses were as follows:

                                   GROSS        GROSS          NET
                                UNREALIZED    UNREALIZED   UNREALIZED
                                   GAINS        LOSSES        GAINS
                                -----------   ----------   -----------
Van Eck/Chubb Capital
 Appreciation Fund............  $ 6,996,182   $5,071,599   $ 1,924,583
Van Eck/Chubb Global Income
 Fund.........................    2,892,968   2,149,446        743,522
Van Eck/Chubb Government
 Securities Fund..............      679,880       5,635        674,245
Van Eck/Chubb Growth and
 Income Fund..................   22,184,401   2,595,786     19,588,615
Van Eck/Chubb Tax-Exempt
 Fund.........................    1,546,407      --          1,546,407
Van Eck/Chubb Total Return
 Fund.........................   12,225,351     888,165     11,337,186

Purchases and sales of investment securities for the six months ended June 30, 1998, other than short-term obligations, were as follows:

                                                          PROCEEDS
                                             COST OF        FROM
                                           INVESTMENT    INVESTMENT
                                           SECURITIES    SECURITIES
                                            PURCHASED       SOLD
                                           -----------   -----------
Van Eck/Chubb Capital Appreciation
 Fund....................................  $ 6,538,018   $ 5,093,482
Van Eck/Chubb Global Income Fund.........   49,285,915    13,749,235
Van Eck/Chubb Government Securities
 Fund....................................    5,218,722     3,990,941
Van Eck/Chubb Growth and Income Fund.....   13,285,505    12,062,601
Van Eck/Chubb Tax-Exempt Fund............      513,165       761,191
Van Eck/Chubb Total Return Fund..........    3,535,651     5,529,774

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Van Eck Associates Corporation ("Investment Administrator") provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the six months ended June 30, 1998, received $106,612 in sales loads of which $15,632 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum of the average daily net assets of each Fund.

Investment management fees, which compensate both the Investment Manager and the Investment Administrator, are

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

computed at the following annual percentages for each of the Funds:

           AVERAGE DAILY             INVESTMENT     INVESTMENT
            NET ASSETS                MANAGER      ADMINISTRATOR
           -------------             ----------    -------------
First $200 Million.................    0.20%           0.45%
Next $1.1 Billion..................    0.19%           0.41%
Over $1.3 Billion..................    0.18%           0.37%

Pursuant to an expense limitation agreement for the six months ended June 30, 1998, the rate of expenses borne by the Funds was limited to 1.00% of the average daily net assets of the Van Eck/ Chubb Government Securities Fund, 1.25% of the average daily net assets of the Van Eck/Chubb Total Return Fund, 1.00% of the average daily net assets of the Van Eck/Chubb Tax-Exempt Fund, 1.25% of the average daily net assets of the Van Eck/Chubb Growth and Income Fund, 1.25% of the average daily net assets of the Van Eck/Chubb Capital Appreciation Fund and 1.35% of the average daily net assets of the Van Eck/Chubb Global Income Fund. For the six months ended June 30, 1998, the Investment Manager, the Investment Administrator and the Distributor waived all or a portion of their fees.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                           -------------------------------------------------
                                 SIX MONTHS
                                   ENDED
                               JUNE 30, 1998               YEAR ENDED
                                (UNAUDITED)            DECEMBER 31, 1997
                           ----------------------   ------------------------
                            SHARES      DOLLARS       SHARES       DOLLARS
         CLASS A           --------   -----------   ----------   -----------
Shares sold..............   173,036   $ 2,943,303    2,137,853   $34,941,115
Shares issued as
 reinvestment of
 dividends and
 distributions...........        --            --      139,585     2,040,444
Shares redeemed..........  (300,243)   (4,980,576)    (111,756)   (1,703,428)
                           --------   -----------   ----------   -----------
   Net increase
    (decrease)...........  (127,207)  $(2,037,273)   2,165,682   $35,278,131
                           ========   ===========   ==========   ===========

                                                          PERIOD FROM
                                                        APRIL 29, 1998+
                                                            THROUGH
                                                         JUNE 30, 1998
                                                          (UNAUDITED)
                                                      -------------------
                                                      SHARES      DOLLARS
                      CLASS B                         ------      -------
Shares sold.........................................   347        $6,241
Shares issued as reinvestment of dividends and
 distributions......................................    --            --
Shares redeemed.....................................    --            --
                                                       ---        ------
 Net increase.......................................   347        $6,241
                                                       ===        ======


                                    VAN ECK/CHUBB GLOBAL INCOME FUND
                            -------------------------------------------------
                                  SIX MONTHS
                                     ENDED
                                 JUNE 30, 1998              YEAR ENDED
                                  (UNAUDITED)            DECEMBER 31, 1997
                            -----------------------   -----------------------
                             SHARES       DOLLARS      SHARES       DOLLARS
         CLASS A            ---------   -----------   ---------   -----------
Shares sold...............    115,988       755,040   4,153,429   $40,249,318
Share issued in connection
 with an acquisition (Note
 G).......................  3,707,367    36,851,229          --            --
Shares issued as
 reinvestment of dividends
 and distributions........     78,532       775,471     110,564     1,070,720
Shares redeemed...........   (349,503)   (3,459,325)    (53,640)     (527,298)
                            ---------   -----------   ---------   -----------
 Net increase.............  3,552,384   $34,922,415   4,210,353   $40,792,740
                            =========   ===========   =========   ===========

                                                          PERIOD FROM
                                                        APRIL 29, 1998+
                                                            THROUGH
                                                         JUNE 30, 1998
                                                          (UNAUDITED)
                                                      -------------------
                                                      SHARES      DOLLARS
                      CLASS B                         ------      -------
Shares sold.........................................   175        $1,727
Shares issued as reinvestment of dividends and
 distributions......................................     1             5
Shares redeemed.....................................    --            --
                                                       ---        ------
   Net increase.....................................   176        $1,732
                                                       ===        ======

                               VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                           -------------------------------------------------
                                 SIX MONTHS
                                   ENDED
                               JUNE 30, 1998               YEAR ENDED
                                (UNAUDITED)             DECEMBER 31, 1997
                           ----------------------    -----------------------
                            SHARES      DOLLARS       SHARES       DOLLARS
         CLASS A           --------   -----------    ---------   -----------
Shares sold..............    57,179   $   480,876    2,006,126   $21,384,810
Shares issued as
 reinvestment of
 dividends...............    75,819       966,279       78,935       888,170
Shares redeemed..........  (161,887)   (1,761,304)    (373,997)   (3,928,539)
                           --------   -----------    ---------   -----------
 Net increase
   (decrease)............   (28,889)  $  (314,149)   1,711,064   $18,344,441
                           ========   ===========    =========   ===========

                                                          PERIOD FROM
                                                        APRIL 29, 1998+
                                                            THROUGH
                                                         JUNE 30, 1998
                                                          (UNAUDITED)
                                                      -------------------
                                                      SHARES      DOLLARS
                      CLASS B                         ------      -------
Shares sold.........................................   661        $7,201
Shares issued as reinvestment of dividends..........    --            --
Shares redeemed.....................................    --            --
                                                       ---        ------
 Net increase.......................................   661        $7,201
                                                       ===        ======

------------

+ Commencement of operations.

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                 VAN ECK/CHUBB GROWTH AND INCOME FUND
                          --------------------------------------------------
                                SIX MONTHS
                                   ENDED
                               JUNE 30, 1998               YEAR ENDED
                                (UNAUDITED)             DECEMBER 31, 1997
                          -----------------------    -----------------------
                           SHARES      DOLLARS        SHARES       DOLLARS
        CLASS A           --------   ------------    ---------   -----------
Shares sold.............   481,547   $ 13,094,521    1,017,154   $26,246,838
Shares issued as
 reinvestment of
 dividends and
 distributions..........        --             --      188,575     4,334,132
Shares redeemed.........  (447,708)   (12,029,667)    (401,518)   (9,677,335)
                          --------   ------------    ---------   -----------
 Net increase...........    33,839   $  1,064,854      804,211   $20,903,635
                          ========   ============    =========   ===========

                                                          PERIOD FROM
                                                        APRIL 29, 1998+
                                                            THROUGH
                                                         JUNE 30, 1998
                                                          (UNAUDITED)
                                                      -------------------
                                                      SHARES      DOLLARS
                      CLASS B                         ------      -------
Shares sold.........................................  1,869       $51,692
Shares issued as reinvestment of dividends and
 distributions......................................     --         --
Shares redeemed.....................................     --            --
                                                      -----       -------
   Net increase.....................................  1,869       $51,692
                                                      =====       =======

                                     VAN ECK/CHUBB TAX-EXEMPT FUND
                           -------------------------------------------------
                                 SIX MONTHS
                                   ENDED
                               JUNE 30, 1998               YEAR ENDED
                                (UNAUDITED)             DECEMBER 31, 1997
                           ----------------------    -----------------------
                            SHARES      DOLLARS       SHARES       DOLLARS
         CLASS A           --------   -----------    ---------   -----------
Shares sold..............   173,403   $ 2,186,714    1,618,059   $20,040,183
Shares issued as
 reinvestment of
 dividends and
 distributions...........    48,571       611,088       74,378       875,229
Shares redeemed..........  (215,720)   (2,718,677)    (441,704)   (5,409,165)
                           --------   -----------    ---------   -----------
 Net increase............     6,254   $    79,125    1,250,733   $15,506,247
                           ========   ===========    =========   ===========


                                                        VAN ECK/CHUBB
                                                       TAX-EXEMPT FUND
                                                         (CONTINUED)
                                                    ---------------------
                                                         PERIOD FROM
                                                       APRIL 29, 1998+
                                                           THROUGH
                                                        JUNE 30, 1998
                                                         (UNAUDITED)
                                                    ---------------------
                                                    SHARES        DOLLARS
                     CLASS B                        ------        -------
Shares sold.......................................    16           $189
Shares issued as reinvestment of dividends and
 distributions....................................    --           --
Shares redeemed...................................    --           --
                                                      --           ----
 Net increase.....................................    16           $189
                                                      ==           ====

                                    VAN ECK/CHUBB TOTAL RETURN FUND
                            ------------------------------------------------
                                  SIX MONTHS
                                    ENDED
                                JUNE 30, 1998               YEAR ENDED
                                 (UNAUDITED)            DECEMBER 31, 1997
                            ----------------------    ----------------------
                             SHARES      DOLLARS       SHARES      DOLLARS
         CLASS A            --------   -----------    --------   -----------
Shares sold...............    76,759   $ 3,463,387     971,037   $20,382,124
Shares issued as
 reinvestment of dividends
 and distributions........    19,690       427,957     145,823     2,792,442
Shares redeemed...........  (335,132)   (9,049,201)   (430,994)   (8,372,037)
                            --------   -----------    --------   -----------
 Net increase
   (decrease).............  (238,683)  $(5,157,857)    685,866   $14,802,529
                            ========   ===========    ========   ===========

                                                          PERIOD FROM
                                                        APRIL 29, 1998+
                                                            THROUGH
                                                         JUNE 30, 1998
                                                          (UNAUDITED)
                                                      -------------------
                                                      SHARES      DOLLARS
                      CLASS B                         ------      -------
Shares sold.........................................  3,674       $79,484
Shares issued as reinvestment of dividends and
 distributions......................................     15           331
Shares redeemed.....................................     --         --
                                                      ------      -------
Net increase........................................  3,689       $79,815
                                                      ======      =======

------------

+ Commencement of operations.

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

NOTE F--FUTURES CONTRACT

As of June 30, 1998 the Van Eck/Chubb Global Income Fund had an open futures contract. This contract was acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized.

                               EXPIRATION   NUMBER OF    CONTRACT     CURRENT      UNREALIZED
       LONG CONTRACTS:            DATE      CONTRACTS     VALUE        VALUE      APPRECIATION
       ---------------         ----------   ---------   ----------   ----------   ------------
20 Year U.S. Treasury Bond
 8%..........................  9/21/98         39       $4,742,156   $4,820,156     $78,000

NOTE G--ACQUISITION

As of the close of business on April 24, 1998, Van Eck/Chubb Global Income Fund acquired all the net assets of Van Eck Global Income Fund pursuant to a plan of reorganization approved by Van Eck Global Income Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 4,292,666 shares of Van Eck Global Income Fund (valued at $36,851,228) for 3,707,367 shares of Van Eck/Chubb Global Income Fund outstanding on April 24, 1998. Van Eck Global Income Fund's net assets at that date, $36,851,228, including $405,616 of unrealized appreciation were combined with those of the Van Eck /Chubb Global Income. The aggregate net assets of Van Eck/Chubb Global Income Fund and Van Eck Global Income Fund before the acquisition were $54,462,808 and $36,851,228, respectively.

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